UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number	811-05876

LORD ABBETT SERIES FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ		07302
(Address of principal executive offices)		(Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

Item 1:          Report(s) to Shareholders.

2008

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—All Value Portfolio

For the fiscal year ended December 31, 2008

Lord Abbett Series Fund — All Value Portfolio
Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – All Value Portfolio's performance for the fiscal year ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers. We encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market accelerated in the last four months of the fiscal year, during which the equity markets (as measured by the S&P 500® Index1) reached a low point for the 2008 calendar year on November 20, 2008. The closing months of the fiscal year were marked by the most extreme volatility in the equities markets since the 1930s. For example, the S&P 500 Index finished the calendar year with a loss of 37.00%. On December 1, 2008, the National Bureau of Economic Research stated that the U.S. economy technically had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3)

1

or large cap stocks (as measured by the Russell 1000® Index4), but even small caps were down 33.79% in the 12 months ended December 31, 2008. Large cap stocks declined 37.60%, while mid cap stocks were down 41.46%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (represented by the Russell 3000® Growth Index6), declining 36.25%, compared to a 38.44% decline for growth stocks.

Q: How did the All Value Portfolio perform during the fiscal year ended December 31, 2008?

A: The Fund returned -28.67%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell 3000® Value Index, which had a total return of -36.25% in the same period.

Q: What were the most significant factors affecting performance?

A: The most significant contributors to the Fund's performance relative to its benchmark for the one-year period were the financial services, materials and processing, and healthcare sectors.

Among individual holdings that contributed to performance were healthcare holding Amgen Inc. (the Fund's number-one contributor), a developer of human therapeutics based on cellular and molecular biology; materials and processing holding Rohm & Haas Co., a manufacturer of specialty chemicals; and auto and transportation holding Burlington Northern Corp., a freight railroad system operator in the United States and Canada.

The most significant detractors from the Fund's performance relative to its benchmark for the fiscal period were the auto and transportation sector, integrated oils sector (owing to an underweight position), and the utilities sector (owing to an underweight position).

Among the individual holdings that detracted from performance were auto and transportation holding Oshkosh Truck Corp. (the Fund's number-one detractor), a manufacturer of fire and emergency apparatus and specialty commercial and military trucks; materials and processing holding Cytec Industries, Inc., a maker of specialty chemicals, specialty materials, and building block chemicals; and technology holding Corning Inc., which operates in the telecommunications, advanced materials, and information display industries.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period covered by this report, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 3000® Value Index and the S&P 500/Citigroup Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2008

	1 Year	5 Years	Life of Class
Class VC2	-28.67%	1.55%	5.48%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

2 The Class VC shares were first offered on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/08	12/31/08	7/1/08 - 12/31/08
Class VC
Actual	$1,000.00	$762.70	$5.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84

†  Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Auto & Transportation	5.38%
Consumer Discretionary	7.11%
Consumer Staples	5.15%
Financial Services	14.34%
Healthcare	19.42%
Integrated Oils	0.79%
Materials & Processing	16.40%
Other	4.49%
Other Energy	6.60%
Producer Durables	8.21%
Technology	4.55%
Utilities	3.73%
Short-Term Investment	3.83%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

6

Schedule of Investments

December 31, 2008

Investments	Shares	Value (000)
COMMON STOCKS 96.04%
Aerospace 3.44%
Alliant Techsystems, Inc.*	10,100	$866
Curtiss-Wright Corp.	4,500	150
United Technologies Corp.	30,370	1,628
Total		2,644
Agriculture, Fishing & Ranching 0.44%
Bunge Ltd.	6,600	342
Air Transportation 0.94%
Bristow Group, Inc.*	9,300	249
Southwest Airlines Co.	55,300	477
Total		726
Auto Components 0.85%
PACCAR, Inc.	22,800	652
Auto Parts: Original Equipment 1.40%
Autoliv, Inc. (Sweden)(a)	41,500	891
WABCO Holdings, Inc.	11,800	186
Total		1,077
Automobiles 1.08%
Honda Motor Co., Ltd. ADR	38,900	830
Banks 6.43%
Commerce Bancshares, Inc.	17,062	750
Cullen/Frost Bankers, Inc.	33,300	1,688
JPMorgan Chase & Co.	51,200	1,614
PNC Financial Services Group, Inc. (The)	5,800	284
Wells Fargo & Co.	20,600	607
Total		4,943
Beverage: Soft Drinks 0.43%
PepsiCo, Inc.	6,100	334

Investments	Shares	Value (000)
Biotechnology Research & Production 6.43%
Amgen, Inc.*	37,400	$2,160
Biogen Idec, Inc.*	27,500	1,310
Life Technologies Corp.*	19,800	462
OSI Pharmaceuticals, Inc.*	25,900	1,011
Total		4,943
Building: Materials 0.34%
Quanex Building Products Corp.	28,250	265
Chemicals 1.66%
Cabot Corp.	20,100	308
Cytec Industries, Inc.	32,900	698
Ecolab, Inc.	7,600	267
Total		1,273
Communications Technology 2.62%
Anixter International, Inc.*	18,400	554
McAfee, Inc.*	42,200	1,459
Total		2,013
Computer Services, Software & Systems 0.17%
Adobe Systems, Inc.*	6,200	132
Containers & Packaging: Metal & Glass 1.08%
AptarGroup, Inc.	17,200	606
Silgan Holdings, Inc.	4,700	225
Total		831
Containers & Packaging: Paper & Plastic 4.08%
Bemis Co., Inc.	34,500	817
Pactiv Corp.*	93,200	2,319
Total		3,136
Diversified Financial Services 2.44%
Bank of New York Mellon Corp. (The)	59,887	1,697
Goldman Sachs Group, Inc. (The)	2,100	177
Total		1,874

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Diversified Manufacturing 0.19%
Hexcel Corp.*	20,200	$149
Diversified Production 1.73%
ITT Corp.	29,000	1,334
Drug & Grocery Store Chains 2.60%
Kroger Co. (The)	75,600	1,997
Drugs & Pharmaceuticals 10.46%
Abbott Laboratories	39,800	2,124
AmerisourceBergen Corp.	9,600	342
Medicines Co. (The)*	14,800	218
Onyx Pharmaceuticals, Inc.*	33,200	1,134
Schering-Plough Corp.	160,030	2,725
Watson Pharmaceuticals, Inc.*	56,400	1,499
Total		8,042
Electrical Equipment & Components 0.45%
AMETEK, Inc.	6,450	195
Emerson Electric Co.	4,100	150
Total		345
Electronics: Technology 1.75%
General Dynamics Corp.	23,400	1,348
Engineering & Contracting Services 1.15%
Jacobs Engineering Group, Inc.*	2,500	120
URS Corp.*	18,700	762
Total		882
Financial: Miscellaneous 1.16%
Berkshire Hathaway, Inc. Class B*	277	890
Foods 1.35%
J.M. Smucker Co. (The)	12,000	520
Kellogg Co.	5,000	219
Smithfield Foods, Inc.*	21,200	298
Total		1,037

Investments	Shares	Value (000)
Gold 1.81%
Barrick Gold Corp. (Canada)(a)	37,800	$1,390
Healthcare Facilities 2.50%
DaVita, Inc.*	38,800	1,923
Identification Control & Filter Devices 1.69%
Donaldson Co., Inc.	7,500	252
Parker Hannifin Corp.	24,600	1,047
Total		1,299
Insurance: Multi-Line 2.87%
ACE Ltd. (Switzerland)(a)	3,600	191
Aon Corp.	33,000	1,507
Markel Corp.*	1,700	508
Total		2,206
Jewelry, Watches & Gemstones 0.31%
Fossil, Inc.*	14,500	242
Machinery: Construction & Handling 0.27%
Caterpillar, Inc.	4,700	210
Machinery: Industrial/Specialty 0.62%
Kennametal, Inc.	13,700	304
Nordson Corp.	5,300	171
Total		475
Machinery: Oil Well Equipment & Services 2.17%
Halliburton Co.	32,000	582
Helmerich & Payne, Inc.	8,500	193
Smith International, Inc.	16,200	371
Superior Energy Services, Inc.*	32,900	524
Total		1,670
Metal Fabricating 0.60%
Reliance Steel & Aluminum Co.	23,100	461

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Milling: Fruit & Grain Processing 4.46%
Archer Daniels Midland Co.	119,000	$3,431
Miscellaneous: Consumer Staples 0.76%
Diageo plc ADR	10,300	584
Multi-Sector Companies 4.48%
Carlisle Cos., Inc.	57,300	1,186
Eaton Corp.	27,870	1,386
Honeywell International, Inc.	20,600	676
Teleflex, Inc.	4,000	200
Total		3,448
Oil: Crude Producers 2.39%
Apache Corp.	1,000	75
Forest Oil Corp.*	14,600	241
Noble Energy, Inc.	5,100	251
Petrohawk Energy Corp.*	36,800	575
Range Resources Corp.	2,000	69
XTO Energy, Inc.	17,700	624
Total		1,835
Oil: Integrated Domestic 0.79%
EnCana Corp. (Canada)(a)	9,100	423
Hess Corp.	3,400	182
Total		605
Railroads 0.43%
Kansas City Southern*	17,300	330
Rental & Leasing Services: Commercial 0.61%
GATX Financial Corp.	15,200	471
Restaurants 2.48%
Brinker International, Inc.	52,900	558
Darden Restaurants, Inc.	33,700	950
Red Robin Gourmet Burgers, Inc.*	9,700	163

Investments	Shares	Value (000)
Sonic Corp.*	19,200	$234
Total		1,905
Retail 4.17%
Costco Wholesale Corp.	26,300	1,381
Kohl's Corp.*	15,200	550
MSC Industrial Direct Co., Inc.	2,300	85
Wal-Mart Stores, Inc.	21,200	1,188
Total		3,204
Securities Brokerage & Services 0.82%
Charles Schwab Corp. (The)	9,400	152
Raymond James Financial, Inc.	27,700	475
Total		627
Shipping 0.16%
Kirby Corp.*	4,400	120
Steel 0.57%
Carpenter Technology Corp.	21,200	435
Truckers 0.52%
Heartland Express, Inc.	25,200	397
Utilities: Electrical 1.48%
Southern Co. (The)	17,700	655
Wisconsin Energy Corp.	11,600	487
Total		1,142
Utilities: Gas Distributors 2.24%
Spectra Energy Corp.	51,700	814
UGI Corp.	37,100	906
Total		1,720
Utilities: Gas Pipelines 2.03%
El Paso Corp.	104,300	817
Williams Cos., Inc. (The)	51,600	747
Total		1,564

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

December 31, 2008

Investments	Shares	Value (000)
Wholesale & International Trade 0.14%
Central European Distribution Corp.*	5,400	$106
Total Common Stocks (cost $88,796,860)		73,839
	Principal Amount (000)
SHORT-TERM INVESTMENT 3.82%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $3,000,000 of U.S. Treasury Bill at 0.49% due 5/28/2009; value: $2,999,700; proceeds: $2,937,239 (cost $2,937,237)$2,937		2,937
Total Investments in Securities 99.86% (cost $91,734,097)		76,776
Other Assets in Excess of Liabilities 0.14%		108
Net Assets 100.00%		$76,884

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in securities, at value (cost $91,734,097)	$76,776,025
Receivables:
Investment securities sold	242,953
Interest and dividends	43,891
Capital shares sold	22,080
From advisor (See Note 3)	11,824
Prepaid expenses	809
Total assets	77,097,582
LIABILITIES:
Payables:
Management fee	43,622
Capital shares reacquired	39,559
Investment securities purchased	3,517
Directors' fees	2,572
Fund administration	2,326
Accrued expenses and other liabilities	121,710
Total liabilities	213,306
NET ASSETS	$76,884,276
COMPOSITION OF NET ASSETS:
Paid-in capital	$99,488,091
Distributions in excess of net investment income	(2,572)
Accumulated net realized loss on investments	(7,643,171)
Net unrealized depreciation on investments	(14,958,072)
Net Assets	$76,884,276
Outstanding shares (50 million shares of common stock authorized, .001 $par value)	6,497,391
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.83

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $5,126)	$1,518,504
Interest and other	57,797
Total investment income	1,576,301
Expenses:
Management fee	691,919
Shareholder servicing	333,135
Reports to shareholders	53,465
Professional	37,833
Fund administration	36,903
Custody	13,029
Directors' fees	34
Other	1,740
Gross expenses	1,168,058
Expense reductions (See Note 7)	(3,630)
Expenses reimbursed by advisor (See Note 3)	(103,594)
Net expenses	1,060,834
Net investment income	515,467
Net realized and unrealized loss:
Net realized loss on investments	(7,629,201)
Net change in unrealized appreciation on investments	(23,361,470)
Net realized and unrealized loss	(30,990,671)
Net Decrease in Net Assets Resulting From Operations	$(30,475,204)

See Notes to Financial Statements.
12

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment income	$515,467	$504,930
Net realized gain (loss) on investments	(7,629,201)	3,222,985
Net change in unrealized appreciation on investments	(23,361,470)	1,737,266
Net increase (decrease) in net assets resulting from operations	(30,475,204)	5,465,181
Distributions to shareholders from:
Net investment income	(515,508)	(510,921)
Net realized gain	(590,433)	(3,824,739)
Total distributions to shareholders	(1,105,941)	(4,335,660)
Capital share transactions (See Note 10):
Proceeds from sales of shares	19,957,124	28,165,116
Reinvestment of distributions	1,105,941	4,335,657
Cost of shares reacquired	(14,344,503)	(7,823,879)
Net increase in net assets resulting from capital share transactions	6,718,562	24,676,894
Net increase (decrease) in net assets	(24,862,583)	25,806,415
NET ASSETS:
Beginning of year	$101,746,859	$75,940,444
End of year	$76,884,276	$101,746,859
Distributions in excess of net investment income	$(2,572)	$(2,656)

See Notes to Financial Statements.
13

Financial Highlights

	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$16.84	$16.48	$14.82	$13.95	$12.10
Investment operations:
Net investment income(a)	.08	.10	.11	.09	.13
Net realized and unrealized gain (loss)	(4.92)	1.01	2.06	.88	1.77
Total from investment operations	(4.84)	1.11	2.17	.97	1.90
Distributions to shareholders from:
Net investment income	(.08)	(.09)	(.09)	(.05)	(.05)
Net realized gain	(.09)	(.66)	(.42)	(.05)	– (b)
Total distributions	(.17)	(.75)	(.51)	(.10)	(.05)
Net asset value, end of year	$11.83	$16.84	$16.48	$14.82	$13.95
Total Return(c)	(28.67)%	6.72%	14.64%	6.95%	15.71%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.15%	1.15%	1.15%	1.14%	1.14%
Expenses, including expense reductions and expenses reimbursed	1.15%	1.15%	1.15%	1.14%	1.14%
Expenses, excluding expense reductions and expenses reimbursed	1.27%	1.24%	1.30%	1.75%	3.06%
Net investment income	.56%	.55%	.69%	.66%	.99%
Supplemental Data:
Net assets, end of year (000)	$76,884	$101,747	$75,940	$34,277	$6,457
Portfolio turnover rate	81.82%	62.96%	59.92%	34.89%	19.19%

(a) Calculated using average shares outstanding during the year.

(b) Amount is less than $.01.

(c) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
14

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers All Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

15

Notes to Financial Statements (continued)

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g) Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

16

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$73,838,788
Level 2 – Other Significant Observable Inputs	2,937,237
Total	$76,776,025

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities up to .10% of the Fund's average daily NAV of Class VC Shares for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2008, the Fund incurred expenses of $322,896 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

17

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$515,508	$1,091,544
Net long-term capital gains	590,433	3,244,116
Total distributions paid	$1,105,941	$4,335,660

As of December 31, 2008 the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforward*	$(3,313,767)
Temporary differences	(4,110,788)
Unrealized losses - net	(15,179,260)
Total accumulated losses - net	$(22,603,815)

* As of December 31, 2008, the capital loss carryforward, along with the related expiration date, was as follows:

2016	Total
$3,313,767	$3,313,767

Certain losses incurred after October 31, ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $4,108,216 during fiscal 2008.

As of December 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$91,955,285
Gross unrealized gain	2,486,129
Gross unrealized loss	(17,665,389)
Net unrealized security loss	$(15,179,260)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

18

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2008 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions In Excess of Net Investment Income	Accumulated Realized Net Loss	Paid–In Capital
$125	$387	$(512)

The permanent difference is attributable to the tax treatment of distributions paid.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 were as follows:

Purchases	Sales
$78,913,156	$73,346,414

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

19

Notes to Financial Statements (concluded)

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

To the extent the Fund invests in multinational companies, the Fund may experience increase market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	1,369,134	1,626,605
Reinvestment of distributions	98,569	255,791
Shares reacquired	(1,011,996)	(449,047)
Increase	455,707	1,433,349

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the All Value Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the "Company"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All Value Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2009

21

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's Company organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004)

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly Managing Director, Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Kenneth G. Fuller (1945)	Vice President	Elected in 2003	Partner, Portfolio Manager, joined Lord Abbett in 2002.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2000.

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the first quintile of its peer group for the nine-month, one-year, three-year, and five-year periods and higher than that of the Lipper VUF Multi-Cap Value Index for the each of those periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Securities Trust — All Value Fund and that the All Value Fund was in the first quintile of its performance universe and higher than the relevant Lipper index for the ten-year period.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment

27

objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that in July 2008 one of the Fund's portfolio managers, Ed von der Linde, had left Lord Abbett, with Bob Fetch continuing as portfolio manager for the Fund, assisted by Howard Hansen and Deepak Khanna. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to not more than 0.40%, but that Lord Abbett did not propose to enter into a new agreement, and instead intended to make voluntary reimbursements to keep the total expense ratio at the same level, which reimbursements it could end at any time. The Board observed that for the nine months ended September 30, 2008 the contractual management and administrative services fees were approximately the same as the median of the peer group and the actual management and administrative services fees were approximately five basis points above the median of the peer group. The Board observed that for the nine months ended September 30, 2008 the Fund's total expense ratio was approximately seven basis points above the median of the peer group. The Board also considered what the Fund's expense ratio likely would be if Lord Abbett did not reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

28

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 100% of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2008, $590,433 represents long-term capital gains.

30

This page is intentionally left blank.

This page is intentionally left blank.

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

All Value Portfolio

LASFAV-2-1208

(02/09)

2008

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—America's Value Portfolio

For the fiscal year ended December 31, 2008

Lord Abbett Series Fund — America's Value Portfolio

Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – America's Value Portfolio's performance for the fiscal year ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers. We encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market accelerated in the last four months of the fiscal year, during which the equity markets (as measured by the S&P 500® Index1) reached a low point for the 2008 calendar year on November 20, 2008. The closing months of the fiscal year were marked by the most extreme volatility in the equities markets since the 1930s. For example, the S&P 500 Index finished the calendar year with a loss of 37.00%. On December 1, 2008, the National Bureau of Economic Research stated that the U.S. economy technically had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3) or large cap stocks (as measured by the Russell 1000® Index4), but even small caps

1

were down 33.79% in the 12 months ended December 31, 2008. Large cap stocks declined 37.60%, while mid cap stocks were down 41.46%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (represented by the Russell 3000® Growth Index6), declining 36.25%, compared to a 38.44% decline for growth stocks.

Meanwhile, in the credit markets, higher-rated securities outperformed lower-rated securities. Policymakers responded aggressively to the economic and financial crisis with global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), and the establishment of the Commercial Paper Funding Facility, among a number of emergency programs. During the third quarter, the Fed initiated a program to purchase agency debt and mortgage-backed securities (MBS) to assist the residential housing sector.

Q: How did the America's Value Portfolio perform during the fiscal year ended December 31, 2008?

A: The Fund returned -26.19%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500 Index, which posted a total return of -37.00% in the same period.

Note: Lord Abbett America's Value Portfolio is not a balanced fund and has the capability to adjust equity and fixed income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q: What were the most significant factors affecting performance?

Equity Portion

A: The most significant contributors to the Fund's performance relative to its benchmark for the one-year period were the financials sector (owing to an underweight position), the telecommunications services sector, and the consumer staples sector (owing to an overweight position).

Among individual holdings that contributed to performance were consumer staples holding Wal-Mart Stores, Inc. (the Fund's number-one contributor), an operator of discount stores and supercenters; materials holding Eastman Chemical Co., a producer of chemicals, fibers, and plastics; and industrials holding Lockheed Martin Corp., a diversified developer and integrator of advanced technology products and services.

The most significant detractors from the Fund's performance during the fiscal period were the consumer discretionary sector, the energy sector (owing to an underweight position), and the industrials sector.

Among individual holdings that detracted from performance were consumer discretionary holding Idearc

2

Inc. (the Fund's number-one detractor), a publisher of directories; energy holding Transocean Ltd., an offshore drilling contractor; and utilities holding Ameren Corp., an electricity and natural gas provider in Missouri and Illinois.

Fixed Income Portion

A: The greatest detractor from performance relative to the benchmark in the bond component of the Fund was the portfolio's holdings in the high-yield bond sector. The convertible securities sector also hurt performance during the year. Contributing to performance were the portfolio's holdings in the mortgages/Treasuries and high-grade bond sectors.

In terms of securities held, the greatest detractors from performance were in the high-yield bond sector. These included chemicals holding Ineos Group Holdings, a manufacturer of specialty and intermediate chemicals; printing and publishing holding Idearc Inc., a publisher of directories; and media/broadcast holding Barrington Broadcasting Group LLC, an owner and operator of 21 television stations in diverse markets.

Contributing to performance, in terms of securities selection, were high-grade securities issued by electric/integrated holding PG&E Corp., a utility holding company. U.S. Treasury notes and mortgage-backed securities issued by the Federal National Mortgage Association also contributed to performance.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted

3

growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period covered in this report, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index and the 65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Constrained Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2008

	1 Year	5 Years	Life of Class
Class VC2	-26.19%	1.06%	4.74%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for the index begins on April 30, 2003.

2 The Class VC shares were first offered on April 30, 2003.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/08	12/31/08	7/1/08 – 12/31/08
Class VC
Actual	$1,000.00	$810.40	$5.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.02	$6.19

†  Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Consumer Discretionary	3.81%
Consumer Staples	16.97%
Energy	9.31%
Financials	19.02%
Healthcare	14.18%
Industrials	6.35%
Information Technology	3.91%
Materials	3.94%
Telecommunication Services	10.56%
Utilities	9.92%
Short-Term Investment	2.03%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

7

Schedule of Investments

December 31, 2008

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 97.89%
COMMON STOCKS 48.05%
Aerospace & Defense 0.88%
Lockheed Martin Corp.	6	$504,480
Moog, Inc. Class A*	9	310,845
Total		815,325
Beverages 1.07%
Diageo plc ADR	6	334,766
PepsiCo, Inc.	12	657,240
Total		992,006
Biotechnology 0.68%
BioMarin Pharmaceutical, Inc.*	12	213,600
Celgene Corp.*	8	414,600
Total		628,200
Capital Markets 0.27%
Bank of New York Mellon Corp. (The)	9	254,970
Chemicals 0.64%
Chemtura Corp.	100	140,000
Monsanto Co.	7	457,275
Total		597,275
Commercial Banks 1.65%
PNC Financial Services Group, Inc. (The)	5	245,000
U.S. Bancorp	30	750,300
Wells Fargo & Co.	18	530,640
Total		1,525,940
Commercial Services & Supplies 0.29%
R.R. Donnelley & Sons Co.	20	271,600
Computers & Peripherals 0.21%
International Business Machines Corp.	2	193,568
Containers & Packaging 0.90%
Ball Corp.	20	831,800

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2008

Investments	Shares (000)	Value
Distributors 0.57%
Genuine Parts Co.	14	$530,040
Diversified Financials 1.29%
Bank of America Corp.	29	405,504
JPMorgan Chase & Co.	25	788,250
Total		1,193,754
Diversified Telecommunication Services 7.31%
AT&T, Inc.	90	2,550,750
EMBARQ Corp.	42	1,510,320
Qwest Communications International, Inc.	450	1,638,000
Verizon Communications, Inc.	22	745,800
Windstream Corp.	35	322,000
Total		6,766,870
Electric: Utilities 1.49%
TECO Energy, Inc.	14	172,900
UniSource Energy Corp.	41	1,203,760
Total		1,376,660
Electrical Equipment 0.85%
Emerson Electric Co.	8	292,880
Hubbell, Inc. Class B	15	490,200
Total		783,080
Energy Equipment & Services 0.92%
Halliburton Co.	47	854,460
Food & Staples Retailing 3.00%
CVS Caremark Corp.	14	402,360
Ingles Markets, Inc. Class A	32	555,844
Kroger Co. (The)	8	198,075
SUPERVALU, INC.	18	262,800
Wal-Mart Stores, Inc.	24	1,362,258
Total		2,781,337
Food Products 5.12%
Campbell Soup Co.	9	255,085
H.J. Heinz Co.	27	1,015,200

See Notes to Financial Statements.
9

Schedule of Investments (continued)

December 31, 2008

Investments	Shares (000)	Value
Food Products (continued)
Kellogg Co.	27	$1,183,950
Kraft Foods, Inc. Class A	85	2,282,250
Total		4,736,485
Gas Utilities 0.34%
National Fuel Gas Co.	10	313,300
Hotels, Restaurants & Leisure 0.54%
McDonald's Corp.	8	497,520
Household Durables 1.02%
Snap-on, Inc.	24	945,120
Household Products 0.80%
Procter & Gamble Co. (The)	12	741,840
Industrial Conglomerates 0.96%
3M Co.	5	287,700
General Electric Co.	37	599,400
Total		887,100
Insurance 1.04%
ACE Ltd. (Switzerland)(a)	17	899,640
MetLife, Inc.	2	59,262
Total		958,902
Machinery 0.14%
Oshkosh Corp.	15	133,350
Metals & Mining 0.07%
Allegheny Technologies, Inc.	3	63,825
Multi-Line Retail 0.19%
Macy's, Inc.	17	175,950
Multi-Utilities & Unregulated Power 2.32%
Ameren Corp.	30	997,800
NiSource, Inc.	60	658,200
Puget Energy, Inc.	18	490,860
Total		2,146,860

See Notes to Financial Statements.
10

Schedule of Investments (continued)

December 31, 2008

Investments	Shares (000)	Value
Oil & Gas 5.24%
Chevron Corp.	26	$1,930,617
ConocoPhillips	4	181,300
EOG Resources, Inc.	18	1,165,150
Exxon Mobil Corp.	7	542,844
Hess Corp.	3	134,100
Marathon Oil Corp.	6	155,952
Transocean Ltd.*	12	566,291
XTO Energy, Inc.	5	176,350
Total		4,852,604
Paper & Forest Products 0.28%
MeadWestvaco Corp.	23	257,370
Pharmaceuticals 7.25%
Bristol-Myers Squibb Co.	90	2,092,500
Johnson & Johnson	14	837,620
Merck & Co., Inc.	10	304,000
Mylan, Inc.*	115	1,139,328
Pfizer, Inc.	120	2,123,429
Teva Pharmaceutical Industries Ltd. ADR	5	212,850
Total		6,709,727
Semiconductor Equipment & Products 0.24%
Intel Corp.	15	219,900
Software 0.36%
Microsoft Corp.	17	330,480
Tobacco 0.12%
Altria Group, Inc.	8	115,962
Total Common Stocks (cost $55,806,134)		44,483,180

See Notes to Financial Statements.
11

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
CONVERTIBLE BONDS 6.86%
Aerospace & Defense 0.43%
L-3 Communications Holdings, Inc.	3.00%	8/1/2035	$400	$400,000
Beverages 0.45%
Molson Coors Brewing Co.	2.50%	7/30/2013	350	419,125
Biotechnology 1.82%
BioMarin Pharmaceutical, Inc.	2.50%	3/29/2013	350	397,250
CV Therapeutics, Inc.	3.25%	8/16/2013	250	160,937
Gilead Sciences, Inc.	0.625%	5/1/2013	600	819,750
Millipore Corp.	3.75%	6/1/2026	350	307,125
Total				1,685,062
Capital Markets 0.16%
Conseco, Inc. (Zero Coupon after 9/30/2010)(b)	3.50%	9/30/2035	300	146,250
Commercial Services & Supplies 0.57%
CRA International, Inc.	2.875%	6/15/2034	250	224,688
FTI Consulting, Inc.	3.75%	7/15/2012	200	298,500
Total				523,188
Diversified Telecommunication Services 0.09%
Qwest Communications International, Inc.	3.50%	11/15/2025	100	84,625
Electrical Equipment 0.41%
Roper Industries, Inc. (Zero Coupon after 1/15/2009)(c)	1.481%	1/15/2034	700	378,875
Healthcare Providers & Services 0.19%
Five Star Quality Care, Inc.	3.75%	10/15/2026	500	173,750
Internet Software & Services 0.24%
Equinix, Inc.	2.50%	4/15/2012	300	224,625
IT Services 0.31%
Symantec Corp.	0.75%	6/15/2011	300	285,000
Metals & Mining 0.41%
Newmont Mining Corp.	1.25%	7/15/2014	350	376,250

See Notes to Financial Statements.
12

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pharmaceuticals 0.89%
Teva Pharmaceutical Finance Co. BV (Israel)(a)	1.75%	2/1/2026	$750	$827,812
Semiconductors & Semiconductor Equipment 0.47%
Intel Corp.	2.95%	12/15/2035	500	435,625
Software 0.42%
EMC Corp.	1.75%	12/1/2011	400	392,500
Total Convertible Bonds (cost $7,521,946)				6,352,687
			Shares (000)
CONVERTIBLE PREFERRED STOCKS 3.93%
Capital Markets 0.06%
MetLife, Inc.	6.375%		5	51,500
Commercial Banks 0.73%
Wells Fargo & Co.	7.50%		1	675,000
Electric: Utilities 0.45%
CMS Energy Corp.	4.50%		3	159,188
NRG Energy, Inc.	5.75%		1	262,584
Total				421,772
Food Products 1.11%
Archer Daniels Midland Co.	6.25%		18	682,200
Bunge Ltd.*	4.875%		5	342,500
Total				1,024,700
Metals & Mining 0.05%
Freeport-McMoRan Copper & Gold, Inc.	6.75%		1	47,450
Oil & Gas 0.57%
El Paso Corp.	4.99%		1	528,200
Pharmaceuticals 0.95%
Mylan, Inc.	6.50%		1	461,321
Schering-Plough Corp.	6.00%		2	418,800
Total				880,121

See Notes to Financial Statements.
13

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Shares (000)	Value
Thrifts & Mortgage Finance 0.01%
Fannie Mae	8.75%	6	$6,300
Total Convertible Preferred Stocks (cost $5,103,178)			3,635,043
			U.S. $ Value
FOREIGN COMMON STOCKS(d) 4.21%
Australia 0.82%
Beverages
Coca-Cola Amatil Ltd.		118	757,792
Belgium 0.34%
Food & Staples Retailing
Delhaize Group		5	315,327
France 0.21%
Commercial Banks
BNP Paribas SA		5	198,902
Germany 0.82%
Diversified Telecommunication Services 0.42%
Deutsche Telekom AG Registered Shares		25	384,030
Household Products 0.40%
Henkel KGaA		14	373,020
Total Germany			757,050
Switzerland 1.73%
Food Products 0.96%
Nestle SA Registered Shares		22	887,512
Pharmaceuticals 0.77%
Roche Holding Ltd. AG		5	711,384
Total Switzerland			1,598,896
United Kingdom 0.29%
Aerospace & Defense
BAE Systems plc		49	268,090
Total Foreign Common Stocks (cost $4,612,927)			3,896,057

See Notes to Financial Statements.
14

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 7.96%
Federal National Mortgage Assoc.	5.50%	6/1/2036	$1,308	$1,342,337
Federal National Mortgage Assoc.	6.00%	2/1/2034 – 5/1/2038	4,584	4,727,609
Federal National Mortgage Assoc.	6.50%	7/1/2035 – 12/1/2036	1,246	1,296,664
Total Government Sponsored Enterprises Pass-Throughs (cost $7,250,224)				7,366,610
HIGH YIELD CORPORATE BONDS 24.41%
Aerospace & Defense 0.07%
Hawker Beechcraft Acquisition Co. LLC	9.75%	4/1/2017	250	68,750
Air Freight & Couriers 0.17%
Park-Ohio Industries, Inc.	8.375%	11/15/2014	375	155,625
Auto Components 0.02%
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	100	18,000
Automobiles 0.05%
General Motors Corp.	7.20%	1/15/2011	225	47,813
Beverages 0.98%
Constellation Brands, Inc.	7.25%	5/15/2017	250	237,500
Constellation Brands, Inc.	8.125%	1/15/2012	200	190,000
Diageo Capital plc (United Kingdom)(a)	7.375%	1/15/2014	300	319,911
PepsiCo, Inc.	7.90%	11/1/2018	130	159,619
Total				907,030
Chemicals 0.45%
Equistar Chemicals LP(e)	7.55%	2/15/2026	200	26,000
Ineos Group Holdings plc (United Kingdom)†(a)	8.50%	2/15/2016	600	57,000
Mosaic Co. (The)†	7.625%	12/1/2016	300	240,332
NOVA Chemicals Corp. (Canada)(a)	5.72%#	11/15/2013	250	96,250
Total				419,582
Commercial Banks 1.05%
Bank of America Corp.	5.75%	12/1/2017	250	250,041
Wachovia Corp.	5.50%	5/1/2013	100	98,978
Wells Fargo & Co.	5.625%	12/11/2017	600	627,064
Total				976,083

See Notes to Financial Statements.
15

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Commercial Services & Supplies 0.71%
Allied Waste North America, Inc.	7.25%	3/15/2015	$500	$465,563
Bunge NA Finance LP	5.90%	4/1/2017	175	127,571
FTI Consulting, Inc.	7.75%	10/1/2016	75	62,063
Total				655,197
Communications Equipment 0.22%
Hughes Network Systems LLC	9.50%	4/15/2014	250	204,375
Consumer Finance 1.10%
American Express Credit Corp.	7.30%	8/20/2013	350	358,605
Ford Motor Credit Co. LLC	7.375%	10/28/2009	500	439,189
GMAC LLC	7.25%	3/2/2011	253	217,426
Total				1,015,220
Containers & Packaging 0.47%
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	350	260,750
Graphic Packaging International Corp.	9.50%	8/15/2013	250	173,750
Total				434,500
Diversified Financials 0.87%
Ashtead Capital, Inc.†	9.00%	8/15/2016	200	104,000
Ford Capital BV (Netherlands)(a)	9.50%	6/1/2010	500	220,000
RBS Global & Rexnord Corp.	8.875%	9/1/2016	350	206,500
RBS Global & Rexnord Corp.	9.50%	8/1/2014	100	75,000
RBS Global & Rexnord Corp.	11.75%	8/1/2016	350	200,375
Total				805,875
Diversified Telecommunication Services 2.06%
Cincinnati Bell, Inc.	7.00%	2/15/2015	600	462,000
Qwest Capital Funding, Inc.	7.90%	8/15/2010	750	686,250
Syniverse Technologies, Inc.	7.75%	8/15/2013	500	258,125
Windstream Corp.	7.00%	3/15/2019	650	503,750
Total				1,910,125
Electric: Utilities 3.54%
Central Illinois Light Co.	8.875%	12/15/2013	300	300,006
Commonwealth Edison Co.	5.80%	3/15/2018	450	407,414
Edison Mission Energy	7.75%	6/15/2016	600	537,000
Illinois Power Co.†	9.75%	11/15/2018	250	273,593

See Notes to Financial Statements.
16

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electric: Utilities (continued)
Northeast Utilities	5.65%	6/1/2013	$300	$280,317
Pacific Gas & Electric Co.	8.25%	10/15/2018	450	541,603
Reliant Energy, Inc.	6.75%	12/15/2014	250	226,250
Reliant Energy, Inc.	7.875%	6/15/2017	350	285,250
Texas Competitive Electric Holdings Co. LLC†	10.50%	11/1/2015	600	429,000
Total				3,280,433
Electrical Equipment 0.41%
Baldor Electric Co.	8.625%	2/15/2017	500	375,000
Electronic Equipment, Instruments & Components 1.09%
Emerson Electric Co.	5.25%	10/15/2018	500	511,669
L-3 Communications Corp.	7.625%	6/15/2012	350	343,000
Roper Industries, Inc.	6.625%	8/15/2013	150	150,573
Total				1,005,242
Energy Equipment & Services 0.18%
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	250	163,750
Food Products 0.94%
General Mills, Inc.	5.20%	3/17/2015	300	293,608
H.J. Heinz Co.	5.35%	7/15/2013	175	173,785
Kraft Foods, Inc.	6.50%	8/11/2017	300	302,035
Kraft Foods, Inc.	6.75%	2/19/2014	100	103,888
Total				873,316
Healthcare Equipment & Supplies 0.74%
Bausch & Lomb, Inc.†	9.875%	11/1/2015	25	18,812
Biomet, Inc.	10.00%	10/15/2017	350	337,750
HCA, Inc.	9.125%	11/15/2014	350	325,500
Total				682,062
Healthcare Providers & Services 0.77%
Community Health Systems	8.875%	7/15/2015	600	555,000
United Surgical Partners International, Inc. PIK	9.25%	5/1/2017	250	155,000
Total				710,000
Hotels, Restaurants & Leisure 0.11%
Gaylord Entertainment Co.	8.00%	11/15/2013	100	69,500

See Notes to Financial Statements.
17

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hotels, Restaurants & Leisure (continued)
River Rock Entertainment Authority	9.75%	11/1/2011	$20	$16,700
Station Casinos, Inc.	6.50%	2/1/2014	250	15,625
Total				101,825
Household Products 0.19%
Kimberly-Clark Corp.	7.50%	11/1/2018	150	176,951
Independent Power Producers & Energy Traders 1.17%
AES Corp. (The)	8.00%	10/15/2017	325	268,125
Dynegy Holdings, Inc.	8.375%	5/1/2016	250	178,750
Mirant Americas Generation LLC	9.125%	5/1/2031	350	260,750
NRG Energy, Inc.	7.25%	2/1/2014	400	375,000
Total				1,082,625
IT Services 0.23%
SunGard Data Systems, Inc.	9.125%	8/15/2013	250	217,500
Leisure Equipment & Products 0.14%
Expedia, Inc.†	8.50%	7/1/2016	175	131,250
Media 0.95%
Affinion Group, Inc.	11.50%	10/15/2015	275	166,719
Barrington Broadcasting Group LLC	10.50%	8/15/2014	275	108,281
CCH I LLC	11.75%	5/15/2014	500	28,125
CCH I LLC/CCH I Capital Corp.	11.00%	10/1/2015	150	27,000
Idearc, Inc.	8.00%	11/15/2016	350	28,000
Mediacom Broadband LLC	8.50%	10/15/2015	250	164,063
Mediacom Communications Corp.	9.50%	1/15/2013	250	190,000
Univision Communications, Inc. PIK†	9.75%	3/15/2015	150	19,500
Walt Disney Co. (The)	4.50%	12/15/2013	150	151,155
Total				882,843
Metals & Mining 0.51%
Aleris International, Inc.	10.00%	12/15/2016	125	20,937
Freeport-McMoRan Copper & Gold, Inc.	8.375%	4/1/2017	425	348,983
Noranda Aluminum Acquisition Corp.	6.595%#	5/15/2015	300	103,500
Total				473,420

See Notes to Financial Statements.
18

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Multi-Utilities & Unregulated Power 0.60%
Williams Cos., Inc. (The)	8.125%	3/15/2012	$600	$555,750
Oil & Gas 2.39%
Cameron International Corp.	6.375%	7/15/2018	100	88,122
Chesapeake Energy Corp.	7.25%	12/15/2018	350	274,750
Chesapeake Energy Corp.	7.625%	7/15/2013	300	259,500
El Paso Corp.	7.00%	6/15/2017	100	78,760
El Paso Corp.	7.25%	6/1/2018	250	199,668
Forest Oil Corp.	7.25%	6/15/2019	200	147,000
Quicksilver Resources, Inc.	8.25%	8/1/2015	300	192,000
Southern California Gas Co.	5.50%	3/15/2014	500	522,365
Tennessee Gas Pipeline Co.	7.00%	10/15/2028	250	192,534
VeraSun Energy Corp.(e)	9.375%	6/1/2017	200	25,000
Williams Cos., Inc. (The)	7.875%	9/1/2021	300	229,911
Total				2,209,610
Paper & Forest Products 0.15%
Buckeye Technologies, Inc.	8.00%	10/15/2010	153	139,995
Personal Products 0.65%
Elizabeth Arden, Inc.	7.75%	1/15/2014	350	229,250
Estee Lauder Cos., Inc. (The)	7.75%	11/1/2013	350	370,400
Total				599,650
Pharmaceuticals 0.12%
Warner Chilcott Corp.	8.75%	2/1/2015	120	107,400
Real Estate Investment Trusts 0.14%
Host Hotels & Resorts LP	6.375%	3/15/2015	175	131,250
Road & Rail 0.17%
Hertz Corp. (The)	8.875%	1/1/2014	250	155,000
Semiconductors & Semiconductor Equipment 0.12%
Advanced Micro Devices, Inc.	7.75%	11/1/2012	250	110,625
Specialty Retail 0.16%
Brookstone Co., Inc.	12.00%	10/15/2012	250	143,750

See Notes to Financial Statements.
19

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Textiles & Apparel 0.05%
INVISTA†	9.25%	5/1/2012	$70	$49,350
Thrifts & Mortgage Finance 0.00%
Washington Mutual Bank(e)	6.875%	6/15/2011	275	193
Wireless Telecommunication Services 0.67%
MetroPCS Wireless, Inc.	9.25%	11/1/2014	125	112,500
Sprint Capital Corp.	6.90%	5/1/2019	225	160,012
Verizon Wireless†	8.50%	11/15/2018	300	352,111
Total				624,623
Total High Yield Corporate Bonds (cost $29,680,046)				22,601,588
			Shares (000)
NON-CONVERTIBLE PREFERRED STOCKS 0.02%
Consumer Finance 0.01%
GMAC LLC†			— (f)	16,695
Thrifts & Mortgage Finance 0.01%
Fannie Mae			9	7,055
Total Non-Convertible Preferred Stocks (cost $230,160)				23,750
		Maturity Date	Principal Amount (000)
U.S. TREASURY OBLIGATION 2.45%
U.S. Treasury Note (cost $2,113,487)	4.00%	2/15/2014	$2,000	2,267,502
Total Long-Term Investments (cost $112,318,102)				90,626,417

See Notes to Financial Statements.
20

Schedule of Investments (concluded)

December 31, 2008

Investments	Principal Amount (000)	Value
SHORT-TERM INVESTMENT 2.03%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $1,920,000 of U.S. Treasury Bill at 0.15% due 2/26/2009; value: $1,919,808; proceeds: $1,879,789 (cost $1,879,788)	$1,880	$1,879,788
Total Investments in Securities 99.92% (cost $114,197,890)		92,506,205
Foreign Cash and Other Assets in Excess of Liabilities 0.08%		72,169
Net Assets 100.00%		$92,578,374

  ADR  American Depositary Receipt.

  PIK  Payment-in-kind.

  *  Non-income producing security.

  #  Variable rate security. The interest rate represents the rate at December 31, 2008.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  (a)  Foreign security traded in U.S. dollars.

  (b)  The issuer will pay interest on the bonds at a rate of 3.50% until September 30, 2010. Beginning October 1, 2010, the bonds will be subject to daily accretion of the principal amount at the rate of 3.50% per year.

  (c)  The notes were offered at an issue price of $395.02 per note with an interest rate of 1.4813% per year. Beginning January 16, 2009, the issuer will not pay any cash interest on the notes prior to maturity unless contingent cash interest becomes payable. Instead, on January 15, 2034, the maturity date of the notes, a holder will receive $1,000 per note.

  (d)  Investment in non-U.S. dollar denominated securities.

  (e)  Defaulted Security.

  (f)  Amount represents less than 1,000 shares.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
21

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in securities, at value (cost $114,197,890)	$92,506,205
Cash	74,678
Foreign cash, at value (cost $5,699)	5,777
Receivables:
Interest and dividends	836,446
Capital shares sold	3,265
Prepaid expenses	968
Total assets	93,427,339
LIABILITIES:
Payables:
Investment securities purchased	629,724
Management fee	53,872
Capital shares reacquired	9,079
Directors' fees	4,395
Fund administration	2,873
Accrued expenses	149,022
Total liabilities	848,965
NET ASSETS	$92,578,374
COMPOSITION OF NET ASSETS:
Paid-in capital	$128,590,313
Distribution in excess of net investment income	(67,711)
Accumulated net realized loss on investments and foreign currency related transactions	(14,252,621)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(21,691,607)
Net Assets	$92,578,374
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	9,235,568
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$10.02

See Notes to Financial Statements.
22

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $18,016)	$2,789,549
Interest and other	2,744,043
Total investment income	5,533,592
Expenses:
Management fee	836,735
Shareholder servicing	404,336
Reports to shareholders	102,230
Fund administration	44,626
Professional	41,659
Custody	10,737
Directors' fees	152
Other	2,781
Gross expenses	1,443,256
Expense reductions (See Note 7)	(1,785)
Expenses reimbursed by advisor (See Note 3)	(171,614)
Net expenses	1,269,857
Net investment income	4,263,735
Net realized and unrealized loss:
Net realized loss on investments and foreign currency related transactions	(13,902,651)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(24,031,453)
Net realized and unrealized loss	(37,934,104)
Net Decrease in Net Assets Resulting From Operations	$(33,670,369)

See Notes to Financial Statements.
23

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment income	$4,263,735	$3,433,058
Net realized gain (loss) on investments and foreign currency related transactions	(13,902,651)	6,566,567
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(24,031,453)	(7,413,201)
Net increase (decrease) in net assets resulting from operations	(33,670,369)	2,586,424
Distributions to shareholders from:
Net investment income	(4,493,981)	(3,866,943)
Net realized gain	(2,697,232)	(4,079,877)
Total distributions to shareholders	(7,191,213)	(7,946,820)
Capital share transactions (See Note 10):
Net proceeds from sales of shares	16,172,374	40,699,151
Reinvestment of distributions	7,191,210	7,946,817
Cost of shares reacquired	(18,598,569)	(12,351,891)
Net increase in net assets resulting from capital share transactions	4,765,015	36,294,077
Net increase (decrease) in net assets	(36,096,567)	30,933,681
NET ASSETS:
Beginning of year	$128,674,941	$97,741,260
End of year	$92,578,374	$128,674,941
Distributions in excess of net investment income	$(67,711)	$(13,785)

See Notes to Financial Statements.
24

Financial Highlights

	Years Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$14.79	$15.28	$13.93	$13.83	$12.07
Investment operations:
Net investment income(a)	.49	.47	.39	.39	.38
Net realized and unrealized gain (loss)	(4.41)	.02 (b)	1.64	.14	1.61
Total from investment operations	(3.92)	.49	2.03	.53	1.99
Distributions to shareholders from:
Net investment income	(.53)	(.48)	(.37)	(.30)	(.22)
Net realized gain	(.32)	(.50)	(.31)	(.13)	(.01)
Total distributions	(.85)	(.98)	(.68)	(.43)	(.23)
Net asset value, end of year	$10.02	$14.79	$15.28	$13.93	$13.83
Total Return(c)	(26.19)%	3.16%	14.55%	3.78%	16.47%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.14%	1.15%	1.15%	1.15%	1.15%
Expenses, including expense reductions and expenses reimbursed	1.14%	1.14%	1.15%	1.15%	1.15%
Expenses, excluding expense reductions and expenses reimbursed	1.29%	1.20%	1.27%	1.33%	1.56%
Net investment income	3.83%	2.92%	2.67%	2.77%	2.94%
Supplemental Data:
Net assets, end of year (000)	$92,578	$128,675	$97,741	$62,971	$26,368
Portfolio turnover rate	69.31%	28.41%	35.51%	31.65%	28.01%

(a) Calculated using average shares outstanding during the year.

(b) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(c) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
25

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the"Act"), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers America's Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek current income and capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

26

Notes to Financial Statements (continued)

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies on the Fund's Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)  When-Issued or Forward Transactions–The Fund may purchase securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements

27

Notes to Financial Statements (continued)

("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$47,095,390
Level 2 – Other Significant Observable Inputs	45,410,815
Total	$92,506,205

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

28

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities up to .10% of the Fund's average daily NAV of the Class VC Shares for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2008, the Fund incurred expenses of $390,012 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$4,636,136	$4,383,023
Net long-term capital gains	2,555,077	3,563,797
Total distributions paid	$7,191,213	$7,946,820

29

Notes to Financial Statements (continued)

As of December 31, 2008, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income - net	$6,654
Total undistributed earnings	$6,654
Captial loss carryforward*	(11,260,400)
Temporary differences	(2,894,437)
Unrealized losses - net	(21,863,756)
Total accumulated losses - net	$(36,011,939)

* As of December 31, 2008, the capital loss carryforward, along with the related expiration date, was as follows:

2016	Total
$11,260,400	$11,260,400

Certain losses incurred after October 31, ("Post-October Losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $2,880,280 and ordinary losses of $9,763 during fiscal 2008.

As of December 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$114,370,039
Gross unrealized gain	1,898,753
Gross unrealized loss	(23,762,587)
Net unrealized security loss	$(21,863,834)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization, wash sales, and certain securities.

Permanent items identified during the fiscal year ended December 31, 2008, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distribution in Excess of Net Investment Income	Accumulated Net Realized Loss
$176,320	$(176,320)

The permanent differences are primarily attributable to the tax treatment of amortization, certain securities, foreign currency transactions, and paydown gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$28,704,236	$55,481,594	$29,093,776	$45,693,728

* Includes U.S. Government sponsored enterprises securities.

30

Notes to Financial Statements (continued)

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The value of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The value of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield debt securities (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities.

31

Notes to Financial Statements (concluded)

A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment rate also will affect the price and volatility of a mortgage-related security.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political information and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	1,265,102	2,542,577
Reinvestment of distributions	745,203	534,779
Shares reacquired	(1,474,559)	(773,627)
Increase	535,746	2,303,729

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the America's Value Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the "Company"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the America's Value Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2009

33

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's Company organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

34

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

35

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

36

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly Managing Director, Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Kenneth G. Fuller (1945)	Vice President	Elected in 2003	Partner, Portfolio Manager, joined Lord Abbett in 2002.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2000.

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

37

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

38

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board noted the Fund tended to invest to a greater degree in lower than investment grade fixed income securities and in mid-cap value equity securities than most of its competitors. The Board observed that the investment performance of the Fund was in the third quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year period, in the fifth quintile for the three-year period, and in the first quintile for the five-year period. The Board also observed that the investment performance was lower than of the Lipper VUF Mixed-Asset Target Allocation Growth Index for the nine-month, one-year, and three-year periods and higher than that of the Index for the five-year period.

39

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also noted that in July 2008 one of the Fund's portfolio managers, Ed von der Linde, had left Lord Abbett, with Chris Towle continuing as a portfolio manager for the Fund, assisted by Howard Hansen and Deepak Khanna. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to 0.40%, but that Lord Abbett did not propose to enter into a new agreement, and instead intended to make voluntary reimbursements to keep the total expense ratio at the same level, which reimbursements it could end at any time. The Board observed that for the nine months ended September 30, 2008 the contractual management and administrative services fees were approximately thirteen basis points above the median of the peer group and the actual management and administrative services fees were approximately eighteen basis points above the median of the peer group. The Board observed that for the nine months ended September 30, 2008 the total expense ratio of the Fund was approximately thirteen basis points above the median of the peer group. The Board also considered what the Fund's expense ratio likely would be if Lord Abbett did not reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The

40

Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

41

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 51.43% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2008, $2,555,077 represents long-term capital gains.

42

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

America's Value Portfolio

LASFAMV-2-1208

(02/09)

2008

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—

Bond Debenture Portfolio

For the fiscal year ended December 31, 2008

Lord Abbett Series Fund — Bond Debenture Portfolio

Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Bond Debenture Portfolio's performance for the fiscal year ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers. We encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A. According to the National Bureau of Economic Research (NBER), the U.S. economy officially has been in a recession since December 2007. Final estimates of third quarter 2008 gross domestic product (GDP) show a decrease of 0.5%, and a wide range of indicators point to fourth quarter 2008 GDP growth declining by as much as 2.9% or more. During the last two quarters, the majority of economic data were decidedly negative, with many recent readings hitting historical lows. The manufacturing sector contracted further, with the Purchasing Managers Index (PMI)1 plunging to 32.4% in December – the fifth consecutive month of no growth and the lowest reading since June 1980. Home prices continued to decline in the fourth quarter, with the S&P/Case-Shiller 20-City Composite Index2 in October down 18.0% year over year and down 23.4% from its peak in mid-2006. Retail and food services sales, according to advanced estimates, declined 2.7% in December, following a decline of 2.1% in the prior month. Labor market conditions also weakened during the period, with initial jobless and continuing claims at their highest levels since 1982. December payrolls declined by 524,000 and the national unemployment rate rose to 7.2%.

Policymakers responded aggressively to the economic and financial crisis with global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), and the establishment of the Commercial Paper Funding Facility, among a number of emergency programs. During the third quarter, the Fed initiated a program to purchase agency debt and mortgage-backed securities (MBS) to assist the residential housing sector.

Q: How did the Bond Debenture Portfolio perform during the fiscal year ended December 31, 2008?

A: The Fund returned -17.53%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital [formerly Lehman Brothers] U.S. Aggregate Bond Index,3 which returned 5.24% over the same period. A blended index of 60% Merrill Lynch High Yield Master II Constrained Index4/ 20% Merrill Lynch All Convertible Index5/ 20% Barclays Capital U.S. Aggregate Bond Index returned -22.50%. The blended index is more representative of the diversified nature of the Bond Debenture Portfolio than is the Barclays Capital U.S. Aggregate Bond Index, which includes only investment-grade securities.

Q: What were the most significant factors affecting performance?

A: The Bond Debenture Portfolio is a multi-sector bond fund with portfolio holdings in the high-yield bond, convertibles, high-grade bond, equities, and mortgages/Treasuries sectors. The high-yield bond sector was the weakest in terms of relative performance. The convertible securities sector also detracted from relative performance. The strongest sector performance in the period was derived from holdings in MBS and U.S. Treasury bonds.

In terms of industries, the greatest detractors from relative performance in the year were the portfolio's positions in support services, gas distribution, and chemicals. The largest contribution to relative performance in terms of industries was derived from the portfolio's holding in mortgage-backed securities.

The greatest detractors from performance in the portfolio as a whole were printing and publishing holding Idearc Inc., a publisher of directories; automotive holding General Motors Corp., a manufacturer of cars and trucks; and media/broadcast holding Univision Communications Inc., a Spanish-language media company.

The greatest contributors to performance in the portfolio as a whole were electric generation holding PNM Resources, Inc., a power plant operator in New Mexico; a U.S. Treasury note; and mortgage-backed security holdings issued by the Federal National Mortgage Association.

The Fund's portfolio is actively managed and, therefore, its holdings and weighting of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The Purchasing Managers Index (PMI) is a composite index that is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment. Each indicator has a different weight, and the data are adjusted for seasonal factors.

2  The S&P/Case-Shiller 20-City Composite Index measures the home prices of existing single-family homes in 20 metropolitan areas throughout the United States.

3  The Barclays Capital [formerly Lehman Brothers] U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

4  The Merrill Lynch High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market, including 144A issues. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of US$100 million. Bonds must be rated below investment grade based on a composite of Moody's and Standard & Poor's. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis.

5  The Merrill Lynch All Convertible Index consists of publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period covered in this report, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Barclays Capital [formerly Lehman Brothers] U.S. Aggregate Bond Index, Merrill Lynch High Yield Master II Constrained Index, and the 60% Merrill Lynch High Yield Master II Constrained Index /20% Barclays Capital [formerly Lehman Brothers] U.S. Aggregate Bond Index/20% Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the
Periods Ended December 31, 2008

	1 Year	5 Years	Life of Class
Class VC2	-17.53%	0.91%	4.19%

1   Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index began on December 3, 2001.

2  The Class VC shares were first offered on December 3, 2001.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/08	12/31/08	7/1/08- 12/31/08
Class VC
Actual	$1,000.00	$834.60	$3.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32

†  Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Agency	5.86%
Banking	2.31%
Basic Industry	6.17%
Brokerage	0.53%
Capital Goods	8.19%
Consumer Cyclical	3.49%
Consumer Non-Cyclical	7.70%
Energy	11.86%
Finance & Investment	0.90%
Government Guaranteed	1.13%
Insurance	0.72%
Media	3.31%
Mortgage Backed	11.85%
Service Cyclical	5.73%
Service Non-Cyclical	7.79%
Technology & Electronics	4.41%
Telecommunications	6.30%
Utility	11.03%
Short-Term Investment	0.72%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

Schedule of Investments

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
LONG-TERM INVESTMENTS 97.94%
CONVERTIBLE BONDS 7.92%
Aerospace/Defense 0.64%
Alliant Techsystems, Inc.	2.75%	2/15/2024	$500	$573,750
L-3 Communications Holdings, Inc.	3.00%	8/1/2035	1,200	1,200,000
Total				1,773,750
Agriculture 0.49%
Archer Daniels Midland Co.	0.875%	2/15/2014	1,400	1,372,000
Beverage 0.32%
Molson Coors Brewing Co.	2.50%	7/30/2013	750	898,125
Computer Hardware 0.39%
Intel Corp.	2.95%	12/15/2035	1,250	1,089,063
Electronics 0.47%
Millipore Corp.	3.75%	6/1/2026	1,500	1,316,250
Energy: Exploration & Production 0.09%
Quicksilver Resources, Inc.	1.875%	11/1/2024	375	235,313
Health Services 0.20%
Fisher Scientific International, Inc.	3.25%	3/1/2024	500	563,125
Integrated Energy 0.06%
Evergreen Solar, Inc.	4.00%	7/15/2013	550	173,250
Machinery 0.49%
Roper Industries, Inc. (Zero Coupon after 1/15/2009)(a)	1.481%	1/15/2034	2,500	1,353,125
Media: Broadcast 0.17%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	835	384,100
Sinclair Broadcast Group, Inc. (2.00% after 1/15/2011)(b)	4.875%	7/15/2018	200	99,000
Total				483,100

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media: Diversified 0.14%
Liberty Media LLC (convertible into Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	$1,200	$384,000
Metals/Mining (Excluding Steel) 0.58%
Newmont Mining Corp.	1.25%	7/15/2014	800	860,000
Placer Dome, Inc. (Canada)(c)	2.75%	10/15/2023	500	763,125
Total				1,623,125
Oil Field Equipment & Services 0.09%
Hanover Compressor Co.	4.75%	1/15/2014	400	259,000
Pharmaceuticals 1.66%
ALZA Corp.	Zero Coupon	7/28/2020	1,000	897,500
BioMarin Pharmaceutical, Inc.	2.50%	3/29/2013	500	567,500
CV Therapeutics, Inc.	3.25%	8/16/2013	750	482,812
Gilead Sciences, Inc.	0.625%	5/1/2013	800	1,093,000
Teva Pharmaceutical Finance Co. BV (Israel)(c)	1.75%	2/1/2026	1,425	1,572,844
Total				4,613,656
Printing & Publishing 0.16%
Omnicom Group, Inc.	Zero Coupon	7/1/2038	500	454,375
Software/Services 0.99%
EMC Corp.	1.75%	12/1/2011	800	785,000
Equinix, Inc.	2.50%	4/15/2012	750	561,562
Symantec Corp.	0.75%	6/15/2011	1,500	1,425,000
Total				2,771,562
Support: Services 0.67%
CRA International, Inc.	2.875%	6/15/2034	835	750,456
FTI Consulting, Inc.	3.75%	7/15/2012	750	1,119,375
Total				1,869,831
Telecommunications: Integrated/Services 0.15%
Qwest Communications International, Inc.	3.50%	11/15/2025	500	423,125
Telecommunications: Wireless 0.16%
NII Holdings, Inc.	2.75%	8/15/2025	500	435,625
Total Convertible Bonds (cost $26,101,392)				22,091,400

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate		Shares (000)	Value
CONVERTIBLE PREFERRED STOCKS 2.55%
Agency 0.01%
Fannie Mae	8.75%		20	$21,000
Banking 0.74%
Bank of America Corp.	7.25%		2	1,300,000
Wells Fargo & Co.	7.50%		1	750,000
Total				2,050,000
Electric: Generation 0.33%
NRG Energy, Inc.	5.75%		4	919,044
Electric: Integrated 0.21%
CMS Energy Corp.	4.50%		11	583,687
Energy: Exploration & Production 0.17%
Chesapeake Energy Corp.	4.50%		8	478,000
Gas Distribution 0.43%
El Paso Corp.	4.99%		1	660,250
Williams Cos., Inc. (The)	5.50%		8	530,400
Total				1,190,650
Life Insurance 0.13%
MetLife, Inc.	6.375%		36	370,800
Metals/Mining (Excluding Steel) 0.25%
Vale Capital Ltd. (Brazil)(c)	5.50%		25	696,750
Pharmaceuticals 0.28%
Mylan, Inc.	6.50%		1	790,836
Total Convertible Preferred Stocks (cost $10,693,347)				7,100,767
		Maturity Date	Principal Amount (000)
GOVERNMENT SPONSORED ENTERPRISES BONDS 3.66%
Federal Home Loan Mortgage Corp.	5.125%	4/18/2011	$2,250	2,431,496
Federal Home Loan Mortgage Corp.	5.75%	3/15/2009	5,000	5,055,330
Federal National Mortgage Assoc.	5.00%	10/15/2011	2,500	2,732,788
Total Government Sponsored Enterprises Bonds (cost $9,866,815)				10,219,614

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 13.80%
Federal National Mortgage Assoc.	5.50%	1/1/2037-2/1/2038	$13,784	$14,147,978
Federal National Mortgage Assoc.	6.00%	2/1/2032-6/1/2037	15,106	15,582,886
Federal National Mortgage Assoc.	6.50%	5/1/2035-8/1/2037	8,416	8,754,661
Total Government Sponsored Enterprises Pass-Throughs (cost $37,659,292)				38,485,525
HIGH YIELD CORPORATE BONDS 68.66%
Aerospace/Defense 1.90%
DRS Technologies, Inc.	6.875%	11/1/2013	450	448,205
Esterline Technologies Corp.	6.625%	3/1/2017	150	128,250
Esterline Technologies Corp.	7.75%	6/15/2013	1,060	927,500
Hawker Beechcraft Corp.	8.50%	4/1/2015	1,255	520,825
L-3 Communications Corp.	6.125%	1/15/2014	750	684,375
L-3 Communications Corp.	6.375%	10/15/2015	2,400	2,256,000
Moog, Inc. Class A	6.25%	1/15/2015	425	342,125
Total				5,307,280
Agriculture 0.08%
Bunge NA Finance LP	5.90%	4/1/2017	325	236,918
Apparel/Textiles 0.35%
Levi Strauss & Co.	8.875%	4/1/2016	1,000	685,000
Quiksilver, Inc.	6.875%	4/15/2015	900	294,750
Total				979,750
Auto Loans 1.34%
Ford Motor Credit Co. LLC	7.25%	10/25/2011	2,250	1,644,595
Ford Motor Credit Co. LLC	9.75%	9/15/2010	500	400,139
GMAC LLC	7.25%	3/2/2011	1,962	1,686,123
Total				3,730,857
Auto Parts & Equipment 0.35%
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	600	108,000
Lear Corp.	8.50%	12/1/2013	600	189,000
Stanadyne Corp.	10.00%	8/15/2014	275	188,375
Tenneco, Inc.	8.625%	11/15/2014	625	240,625
TRW Automotive, Inc.†	7.25%	3/15/2017	475	244,625
Total				970,625

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automotive 0.43%
Ford Capital BV (Netherlands)(c)	9.50%	6/1/2010	$2,000	$880,000
General Motors Corp.	7.20%	1/15/2011	1,460	310,250
Total				1,190,250
Banking 1.54%
Bank of America Corp.	5.75%	12/1/2017	1,000	1,000,163
JPMorgan Chase & Co.	6.00%	1/15/2018	1,500	1,586,050
Wachovia Corp.	5.50%	5/1/2013	1,000	989,779
Wells Fargo & Co.	5.625%	12/11/2017	700	731,575
Total				4,307,567
Beverage 0.96%
Constellation Brands, Inc.	7.25%	5/15/2017	2,500	2,375,000
PepsiCo, Inc.	7.90%	11/1/2018	250	306,959
Total				2,681,959
Brokerage 0.52%
Morgan Stanley	6.00%	4/28/2015	1,500	1,295,726
Morgan Stanley	6.625%	4/1/2018	170	149,386
Total				1,445,112
Building Materials 0.63%
Belden, Inc.	7.00%	3/15/2017	1,000	755,000
General Cable Corp.	7.125%	4/1/2017	300	199,500
Interline Brands, Inc.	8.125%	6/15/2014	1,025	814,875
Total				1,769,375
Chemicals 2.37%
Airgas, Inc.	6.25%	7/15/2014	525	448,875
Airgas, Inc.†	7.125%	10/1/2018	1,250	1,071,875
Equistar Chemicals LP(d)	7.55%	2/15/2026	1,500	195,000
IMC Global, Inc.	7.30%	1/15/2028	1,050	823,484
Ineos Group Holdings plc (United Kingdom)†(c)	8.50%	2/15/2016	1,500	142,500
INVISTA†	9.25%	5/1/2012	725	511,125
MacDermid, Inc.†	9.50%	4/15/2017	500	262,500
Mosaic Co. (The)†	7.375%	12/1/2014	700	574,648
Nalco Co.	8.875%	11/15/2013	875	743,750
NOVA Chemicals Corp. (Canada)(c)	6.50%	1/15/2012	400	168,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals (continued)
Praxair, Inc.	4.625%	3/30/2015	$1,000	$1,007,970
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	850	658,750
Total				6,608,477
Consumer Products 0.74%
Elizabeth Arden, Inc.	7.75%	1/15/2014	1,625	1,064,375
Estee Lauder Cos., Inc. (The)	7.75%	11/1/2013	450	476,228
H.J. Heinz Co.	5.35%	7/15/2013	525	521,357
Total				2,061,960
Consumer/Commercial/Lease Financing 0.54%
American Express Credit Corp.	7.30%	8/20/2013	1,000	1,024,587
CIT Group, Inc.	5.20%	11/3/2010	550	476,828
Total				1,501,415
Diversified Capital Goods 1.71%
Actuant Corp.	6.875%	6/15/2017	1,000	757,500
Honeywell International, Inc.	5.30%	3/1/2018	1,630	1,666,052
Mueller Water Products, Inc.	7.375%	6/1/2017	700	479,500
Park-Ohio Industries, Inc.	8.375%	11/15/2014	650	269,750
RBS Global & Rexnord Corp.	9.50%	8/1/2014	1,750	1,312,500
Sensus Metering Systems, Inc.	8.625%	12/15/2013	405	297,675
Total				4,782,977
Electric: Generation 5.89%
AES Corp. (The)	8.00%	10/15/2017	1,600	1,320,000
Dynegy Holdings, Inc.	7.75%	6/1/2019	575	399,625
Dynegy Holdings, Inc.	8.375%	5/1/2016	2,465	1,762,475
Edison Mission Energy	7.00%	5/15/2017	2,200	1,925,000
Edison Mission Energy	7.75%	6/15/2016	2,500	2,237,500
Mirant Americas Generation LLC	9.125%	5/1/2031	1,500	1,117,500
Mirant North America LLC	7.375%	12/31/2013	1,250	1,206,250
NRG Energy, Inc.	7.375%	2/1/2016	1,500	1,398,750
Reliant Energy, Inc.	6.75%	12/15/2014	600	543,000
Reliant Energy, Inc.	7.875%	6/15/2017	1,775	1,446,625
Texas Competitive Electric Holdings Co. LLC†	10.50%	11/1/2015	4,300	3,074,500
Total				16,431,225

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electric: Integrated 4.45%
Central Illinois Light Co.	8.875%	12/15/2013	$1,000	$1,000,019
Commonwealth Edison Co.	5.80%	3/15/2018	2,600	2,353,949
E. ON International Finance BV (Netherlands)†(c)	5.80%	4/30/2018	1,000	936,613
Nevada Power Co.	5.875%	1/15/2015	1,000	962,243
NiSource Finance Corp.	6.15%	3/1/2013	400	308,480
Northeast Utilities	5.65%	6/1/2013	600	560,633
Northern States Power Co. Minnesota	5.25%	3/1/2018	2,000	1,996,262
Pacific Gas & Electric Co.	4.80%	3/1/2014	300	294,949
PECO Energy Co.	5.35%	3/1/2018	500	478,170
PSEG Energy Holdings, Inc.	8.50%	6/15/2011	2,718	2,575,620
Virginia Electric & Power Co.	4.50%	12/15/2010	950	938,029
Total				12,404,967
Electronics 1.03%
Advanced Micro Devices, Inc.	7.75%	11/1/2012	1,500	663,750
Emerson Electric Co.	5.25%	10/15/2018	1,500	1,535,007
Freescale Semiconductor, Inc.	8.875%	12/15/2014	1,500	667,500
Total				2,866,257
Energy: Exploration & Production 3.40%
Chesapeake Energy Corp.	6.25%	1/15/2018	2,100	1,564,500
Chesapeake Energy Corp.	7.25%	12/15/2018	750	588,750
Cimarex Energy Co.	7.125%	5/1/2017	1,675	1,314,875
Forest Oil Corp.	7.25%	6/15/2019	1,000	735,000
Forest Oil Corp.†	7.25%	6/15/2019	325	238,875
KCS Energy Services, Inc.	7.125%	4/1/2012	610	460,550
Kerr-McGee Corp.	6.95%	7/1/2024	1,600	1,406,094
Newfield Exploration Co.	7.125%	5/15/2018	1,250	993,750
Quicksilver Resources, Inc.	7.125%	4/1/2016	300	162,000
Quicksilver Resources, Inc.	8.25%	8/1/2015	1,075	688,000
Range Resources Corp.	7.25%	5/1/2018	125	105,000
Range Resources Corp.	7.375%	7/15/2013	360	315,900
XTO Energy, Inc.	5.50%	6/15/2018	1,000	906,892
Total				9,480,186
Environmental 0.82%
Allied Waste North America, Inc	6.125%	2/15/2014	1,200	1,087,159
Allied Waste North America, Inc.	7.875%	4/15/2013	1,250	1,188,555
Total				2,275,714

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food & Drug Retailers 1.83%
Ingles Markets, Inc.	8.875%	12/1/2011	$2,200	$1,925,000
Stater Brothers Holdings, Inc.	8.125%	6/15/2012	1,225	1,114,750
SUPERVALU, INC.	7.50%	11/15/2014	2,500	2,062,500
Total				5,102,250
Food: Wholesale 1.16%
Dole Food Co.	8.75%	7/15/2013	1,500	892,500
General Mills, Inc.	5.20%	3/17/2015	1,250	1,223,365
Kellogg Co.	4.25%	3/6/2013	825	799,677
Kraft Foods, Inc.	6.75%	2/19/2014	300	311,664
Total				3,227,206
Forestry/Paper 0.66%
Buckeye Technologies, Inc.	8.00%	10/15/2010	498	455,670
Catalyst Paper Corp. (Canada)(c)	8.625%	6/15/2011	325	144,625
Graphic Packaging International Corp.	9.50%	8/15/2013	750	521,250
International Paper Co.	7.95%	6/15/2018	525	415,572
Jefferson Smurfit Corp.(d)	7.50%	6/1/2013	70	12,600
Jefferson Smurfit Corp.(d)	8.25%	10/1/2012	250	43,750
Stone Container Corp.(d)	8.00%	3/15/2017	1,200	234,000
Total				1,827,467
Gaming 2.46%
Boyd Gaming Corp.	7.125%	2/1/2016	925	550,375
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	1,850	795,500
Las Vegas Sands Corp.	6.375%	2/15/2015	1,200	702,000
MGM Mirage, Inc.	6.75%	9/1/2012	1,000	705,000
River Rock Entertainment Authority	9.75%	11/1/2011	775	647,125
Scientific Games Corp.	6.25%	12/15/2012	625	506,250
Seneca Gaming Corp.	7.25%	5/1/2012	1,000	810,000
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	1,500	937,500
Turning Stone Casino Resort†	9.125%	12/15/2010	1,250	1,056,250
Turning Stone Casino Resort†	9.125%	9/15/2014	200	153,000
Total				6,863,000
Gas Distribution 3.62%
Colorado Interstate Gas Co.	6.80%	11/15/2015	829	718,322
El Paso Corp.	7.00%	6/15/2017	975	767,915

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gas Distribution (continued)
El Paso Corp.	7.25%	6/1/2018	$250	$199,668
El Paso Natural Gas Co.	5.95%	4/15/2017	750	599,716
Ferrellgas Partners LP	6.75%	5/1/2014	1,100	764,500
Inergy Finance LP	8.25%	3/1/2016	1,000	785,000
MarkWest Energy Partners LP	6.875%	11/1/2014	875	555,625
MarkWest Energy Partners LP	8.75%	4/15/2018	1,100	687,500
Northwest Pipeline GP	6.05%	6/15/2018	175	152,935
Northwest Pipeline GP	7.00%	6/15/2016	1,500	1,360,399
Panhandle Eastern Pipe Line Co.	7.00%	6/15/2018	460	367,902
Tennessee Gas Pipeline Co.	7.50%	4/1/2017	975	864,908
Williams Cos., Inc. (The)	7.875%	9/1/2021	1,400	1,072,917
Williams Partners LP	7.25%	2/1/2017	1,500	1,186,681
Total				10,083,988
Health Services 6.66%
Advanced Medical Optics, Inc.	7.50%	5/1/2017	1,100	566,500
Bausch & Lomb, Inc.†	9.875%	11/1/2015	700	526,750
Baxter International, Inc.	5.375%	6/1/2018	200	209,459
Bio-Rad Laboratories, Inc.	6.125%	12/15/2014	1,250	1,009,375
Biomet, Inc.	10.00%	10/15/2017	1,000	965,000
Centene Corp.	7.25%	4/1/2014	1,350	1,073,250
Community Health Systems	8.875%	7/15/2015	2,750	2,543,750
DaVita, Inc.	7.25%	3/15/2015	1,000	955,000
Hanger Orthopedic Group, Inc.	10.25%	6/1/2014	650	585,000
HCA, Inc.	6.375%	1/15/2015	1,500	922,500
HCA, Inc.	9.125%	11/15/2014	3,500	3,255,000
Select Medical Corp.	7.625%	2/1/2015	1,450	775,750
Sun Healthcare Group, Inc.	9.125%	4/15/2015	1,750	1,540,000
United Surgical Partners, Inc.	8.875%	5/1/2017	1,500	1,035,000
UnitedHealth Group, Inc.	4.875%	4/1/2013	500	466,338
Vanguard Health Holdings Co. II LLC	9.00%	10/1/2014	2,000	1,680,000
VWR Funding, Inc. PIK	10.25%	7/15/2015	750	476,250
Total				18,584,922
Hotels 0.76%
Gaylord Entertainment Co.	8.00%	11/15/2013	1,360	945,200
Host Hotels & Resorts LP	6.375%	3/15/2015	1,000	750,000
Host Hotels & Resorts LP	7.00%	8/15/2012	500	426,250
Total				2,121,450

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Household & Leisure Products 0.48%
Mattel, Inc.	5.625%	3/15/2013	$1,000	$883,843
Walt Disney Co. (The)	4.50%	12/15/2013	450	453,466
Total				1,337,309
Integrated Energy 1.16%
National Fuel Gas Co.†	6.50%	4/15/2018	1,440	1,327,169
Petrobras International Finance Co. (Brazil)(c)	5.875%	3/1/2018	2,000	1,808,000
VeraSun Energy Corp.(d)	9.375%	6/1/2017	695	86,875
Total				3,222,044
Investments & Miscellaneous Financial Services 0.35%
General Electric Capital Corp.	4.80%	5/1/2013	1,000	984,839
Machinery 1.41%
Baldor Electric Co.	8.625%	2/15/2017	2,725	2,043,750
Gardner Denver, Inc.	8.00%	5/1/2013	1,050	929,250
Roper Industries, Inc.	6.625%	8/15/2013	950	953,630
Total				3,926,630
Media: Broadcast 0.46%
Allbritton Communications Co.	7.75%	12/15/2012	1,200	595,500
Lin TV Corp.	6.50%	5/15/2013	500	241,250
Sinclair Broadcast Group, Inc.	8.00%	3/15/2012	442	333,710
Univision Communications, Inc. PIK†	9.75%	3/15/2015	825	107,250
Total				1,277,710
Media: Cable 1.59%
CCH I LLC	11.75%	5/15/2014	1,300	73,125
CCH I LLC / CCH I Capital Corp.	11.00%	10/1/2015	2,000	360,000
CCH II LLC / CCH II Capital Corp.	10.25%	9/15/2010	500	232,500
DirecTV Holdings LLC	6.375%	6/15/2015	1,550	1,437,625
DirecTV Holdings LLC	8.375%	3/15/2013	406	406,000
Echostar DBS Corp.	7.125%	2/1/2016	1,075	903,000
Mediacom Broadband LLC	8.50%	10/15/2015	375	246,094
Mediacom Communications Corp.	9.50%	1/15/2013	1,020	775,200
Total				4,433,544
Media: Diversified 0.06%
Grupo Televisa SA (Mexico)(c)	6.00%	5/15/2018	200	169,180

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media: Services 0.46%
Affinion Group, Inc.	11.50%	10/15/2015	$615	$372,844
Interpublic Group of Cos., Inc. (The)	6.25%	11/15/2014	785	353,250
Lamar Media Corp.	6.625%	8/15/2015	350	254,625
Warner Music Group Corp.	7.375%	4/15/2014	500	295,000
Total				1,275,719
Metals/Mining (Excluding Steel) 1.39%
Aleris International, Inc.	10.00%	12/15/2016	1,000	167,500
Foundation PA Coal Co.	7.25%	8/1/2014	750	618,750
Freeport-McMoRan Copper & Gold, Inc.	8.375%	4/1/2017	2,025	1,662,800
Noranda Aluminum Acquisition Corp. PIK	6.595%#	5/15/2015	1,075	370,875
Peabody Energy Corp.	5.875%	4/15/2016	1,000	855,000
Peabody Energy Corp.	7.375%	11/1/2016	225	212,625
Total				3,887,550
Mortgage Banks & Thrifts 0.00%
Washington Mutual Bank(d)	6.875%	6/15/2011	1,250	875
Multi-Line Insurance 0.58%
Hub International Holdings, Inc.†	9.00%	12/15/2014	475	292,719
MetLife, Inc.	5.00%	6/15/2015	975	914,504
USI Holdings Corp.†	6.024%#	11/15/2014	1,000	411,250
Total				1,618,473
Non-Food & Drug Retailers 0.20%
Brookstone Co., Inc.	12.00%	10/15/2012	675	388,125
Harry & David Operations Corp.	9.00%	3/1/2013	500	162,500
Total				550,625
Oil Field Equipment & Services 2.44%
BJ Services Co.	6.00%	6/1/2018	800	686,342
Bristow Group, Inc.	6.125%	6/15/2013	1,500	1,087,500
Cameron International Corp.	6.375%	7/15/2018	300	264,366
CGG Veritas (France)(c)	7.75%	5/15/2017	575	336,375
Complete Production Services, Inc.	8.00%	12/15/2016	1,200	762,000
Dresser-Rand Group, Inc.	7.375%	11/1/2014	854	661,850
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	750	491,250
Key Energy Services, Inc.	8.375%	12/1/2014	375	249,375
National Oilwell Varco, Inc.	6.125%	8/15/2015	1,000	869,754
Pride International, Inc.	7.375%	7/15/2014	1,505	1,407,175
Total				6,815,987

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil Refining & Marketing 0.24%
Tesoro Corp.	6.25%	11/1/2012	$875	$608,125
Tesoro Corp.	6.50%	6/1/2017	125	69,219
Total				677,344
Packaging 1.30%
Ball Corp.	6.625%	3/15/2018	1,250	1,121,875
Berry Plastics Corp.	8.875%	9/15/2014	1,000	440,000
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	1,720	1,281,400
Solo Cup Co.	8.50%	2/15/2014	500	322,500
Vitro SA de CV (Mexico)(c)	9.125%	2/1/2017	1,500	457,500
Total				3,623,275
Pharmaceuticals 0.47%
Axcan Intermediate Holdings, Inc.	12.75%	3/1/2016	575	485,875
Warner Chilcott Corp.	8.75%	2/1/2015	910	814,450
Total				1,300,325
Printing & Publishing 0.23%
Deluxe Corp.	7.375%	6/1/2015	600	363,000
Idearc, Inc.	8.00%	11/15/2016	1,500	120,000
R.H. Donnelley Corp.	8.875%	1/15/2016	1,000	155,000
Total				638,000
Railroads 0.12%
Canadian National Railway Co. (Canada)(c)	4.95%	1/15/2014	350	343,414
Restaurants 0.25%
Denny's Corp./Denny's Holdings, Inc.	10.00%	10/1/2012	1,000	697,500
Software/Services 1.47%
Ceridian Corp.†	11.50%	11/15/2015	1,000	533,750
First Data Corp.	9.875%	9/24/2015	900	549,000
Open Solutions, Inc.†	9.75%	2/1/2015	600	93,000
SERENA Software, Inc.	10.375%	3/15/2016	500	256,250
SunGard Data Systems, Inc.	9.125%	8/15/2013	1,200	1,044,000
SunGard Data Systems, Inc.	10.25%	8/15/2015	600	399,000
Syniverse Technologies, Inc.	7.75%	8/15/2013	1,450	748,563
Vangent, Inc.	9.625%	2/15/2015	800	469,000
Total				4,092,563

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Steel Producers/Products 0.25%
Algoma Acquisition Corp. (Canada)†(c)	9.875%	6/15/2015	$500	$192,500
Allegheny Ludlum Corp.	6.95%	12/15/2025	575	511,930
Total				704,430
Support: Services 1.50%
ARAMARK Corp.	6.693%#	2/1/2015	425	323,000
Ashtead Capital, Inc. (United Kingdom)†(c)	9.00%	8/15/2016	475	247,000
Avis Budget Car Rental	7.625%	5/15/2014	1,300	383,500
Education Management LLC/Education Management Finance Corp.	8.75%	6/1/2014	250	191,250
Expedia, Inc.†	8.50%	7/1/2016	450	337,500
FTI Consulting, Inc.	7.75%	10/1/2016	750	620,625
Hertz Corp. (The)	8.875%	1/1/2014	1,750	1,085,000
Iron Mountain, Inc.	7.75%	1/15/2015	800	722,000
Rental Service Corp.	9.50%	12/1/2014	500	277,500
Total				4,187,375
Telecommunications: Integrated/Services 4.17%
Cincinnati Bell, Inc.	8.375%	1/15/2014	2,675	2,073,125
Hughes Network Systems LLC	9.50%	4/15/2014	600	490,500
MasTec, Inc.	7.625%	2/1/2017	750	567,188
Nordic Telephone Holdings Co. (Denmark)†(c)	8.875%	5/1/2016	2,000	1,410,000
Qwest Capital Funding, Inc.	7.90%	8/15/2010	5,000	4,575,000
Qwest Communications International, Inc.	7.25%	2/15/2011	1,100	962,500
Windstream Corp.	7.00%	3/15/2019	2,000	1,550,000
Total				11,628,313
Telecommunications: Wireless 1.74%
Centennial Communications Corp.	10.00%	1/1/2013	1,000	1,040,000
Hellas II (Luxembourg)†(c)	10.503%#	1/15/2015	550	112,750
IPCS, Inc. PIK	6.443%#	5/1/2014	500	307,500
MetroPCS Wireless, Inc.	9.25%	11/1/2014	1,325	1,192,500
Sprint Capital Corp.	6.90%	5/1/2019	1,300	924,517
Sprint Capital Corp.	8.375%	3/15/2012	1,000	800,522
Verizon Wireless†	8.50%	11/15/2018	400	469,481
Total				4,847,270
Theaters & Entertainment 0.14%
AMC Entertainment, Inc.	8.00%	3/1/2014	625	387,500
Total High Yield Corporate Bonds (cost $254,734,691)				191,470,948

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2008

Investments	Interest Rate		Shares (000)		Value
NON-CONVERTIBLE PREFERRED STOCKS 0.24%
Agency 0.01%
Fannie Mae	8.25%		21		$17,015
Auto Loans 0.05%
GMAC LLC	9.00%		—	(e)	131,040
Consumer Products 0.18%
H.J. Heinz Finance Co.†	8.00%		—	(e)	515,313
Total Non-Convertible Preferred Stocks (cost $1,145,877)					663,368
		Maturity Date	Principal Amount (000)
U.S. TREASURY OBLIGATION 1.11%
U.S. Treasury Note (cost $3,039,744)	4.00%	9/30/2009	$3,000		3,081,798
Total Long-Term Investments (cost $343,241,158)					273,113,420
SHORT-TERM INVESTMENT 0.71%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $2,030,000 of U.S. Treasury Bill at 0.49% due 5/28/2009; value: $2,029,797; proceeds: $1,988,474 (cost $1,988,473)			1,988		1,988,473
Total Investments in Securities 98.65% (cost $345,229,631)					275,101,893
Cash and Other Assets in Excess of Liabilities 1.35%					3,754,371
Net Assets 100.00%					$278,856,264

  PIK  Payment-in-kind.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable rate security. The interest rate represents the rate at December 31, 2008.

  (a)  The notes were offered at an issue price of $395.02 per note with an interest rate of 1.4813% per year. Beginning January 16, 2009, the issuer will not pay any cash interest on the notes prior to maturity unless contingent cash interest becomes payable. Instead, on January 15, 2034, the maturity date of the notes, a holder will receive $1,000 per note.

  (b)  On the maturity date, the issuer will redeem the notes at their accreted principal price, which will be equal to 125.66% of principal amount at issuance. The "accreted principal price" of the note will be equal to the principal amount of the note at issuance plus accretion on the principal amount at issuance beginning January 15, 2011.

  (c)  Foreign security traded in U.S. dollars.

  (d)  Defaulted security.

  (e)  Amount represents less than 1,000 shares.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in securities, at value (cost $345,229,631)	$275,101,893
Cash	625,008
Receivables:
Interest and dividends	5,288,656
Investment securities sold	1,711,794
From advisor (See Note 3)	24,990
Capital shares sold	13,890
Prepaid expenses and other assets	4,219
Total assets	282,770,450
LIABILITIES:
Payables:
Investment securities purchased	3,190,738
Capital shares reacquired	173,082
Management fee	108,635
Directors' fees	26,150
Fund administration	8,722
Accrued expenses and other liabilities	406,859
Total liabilities	3,914,186
NET ASSETS	$278,856,264
COMPOSITION OF NET ASSETS:
Paid-in capital	$359,126,651
Distribution in excess of net investment income	(1,390,244)
Accumulated net realized loss on investments	(8,752,405)
Net unrealized depreciation on investments	(70,127,738)
Net Assets	$278,856,264
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	31,298,110
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):	$8.91

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends	$736,285
Interest and other	21,630,164
Total investment income	22,366,449
Expenses:
Management fee	1,555,939
Shareholder servicing	1,118,135
Fund administration	124,475
Reports to shareholders	67,890
Professional	48,993
Custody	10,890
Directors' fees	5,902
Other	6,648
Gross expenses	2,938,872
Expense reductions (See Note 7)	(9,300)
Expenses reimbursed by advisor (See Note 3)	(231,961)
Net expenses	2,697,611
Net investment income	19,668,838
Net realized and unrealized loss:
Net realized loss on investments	(6,591,266)
Net change in unrealized appreciation	(72,485,820)
Net realized and unrealized loss	(79,077,086)
Net Decrease in Net Assets Resulting From Operations	$(59,408,248)

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment income	$19,668,838	$16,521,227
Net realized gain (loss) on investments	(6,591,266)	4,687,328
Net change in unrealized appreciation on investments	(72,485,820)	(4,175,566)
Net increase (decrease) in net assets resulting from operations	(59,408,248)	17,032,989
Distributions to shareholders from:
Net investment income	(21,299,865)	(19,067,092)
Net realized gain	(809,112)	(1,031,264)
Total distributions to shareholders	(22,108,977)	(20,098,356)
Capital share transactions (See Note 10):
Proceeds from sales of shares	81,809,354	81,323,928
Reinvestment of distributions	22,108,976	20,098,356
Cost of shares reacquired	(59,170,287)	(39,911,382)
Net increase in net assets resulting from capital share transactions	44,748,043	61,510,902
Net increase (decrease) in net assets	(36,769,182)	58,445,535
NET ASSETS:
Beginning of year	$315,625,446	$257,179,911
End of year	$278,856,264	$315,625,446
Distributions in excess of net investment income	$(1,390,244)	$(875,587)

See Notes to Financial Statements.

Financial Highlights

	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$11.77	$11.84	$11.49	$12.05	$11.90
Investment operations:
Net investment income(a)	.70	.70	.63	.60	.64
Net realized and unrealized gain (loss)	(2.79)	.03	.44	(.44)	.30
Total from investment operations	(2.09)	.73	1.07	.16	.94
Distributions to shareholders from:
Net investment income	(.74)	(.76)	(.72)	(.59)	(.64)
Net realized gain	(.03)	(.04)	–	(.13)	(.15)
Total distributions	(.77)	(.80)	(.72)	(.72)	(.79)
Net asset value, end of year	$8.91	$11.77	$11.84	$11.49	$12.05
Total Return(b)	(17.53)%	6.19%	9.33%	1.31%	7.89%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	.87%	.90%	.91%	.90%	.90%
Expenses, including expense reductions and expenses reimbursed	.87%	.90%	.90%	.90%	.90%
Expenses, excluding expense reductions and expenses reimbursed	.94%	.95%	.96%	.94%	.98%
Net investment income	6.32%	5.67%	5.31%	5.00%	5.30%
Supplemental Data:
Net assets, end of year (000)	$278,856	$315,625	$257,180	$212,277	$138,201
Portfolio turnover rate	34.22%	34.04%	37.88%	47.33%	44.01%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Bond-Debenture Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute

Notes to Financial Statements (continued)

substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)  When-Issued Transactions or Forward Transactions–The Fund may purchase securities on a when-issued or forward basis. When-issued or, forward transactions or to-be-announced ("TBA") transactions involve a commitment by a Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(h)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value

Notes to Financial Statements (continued)

(such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$5,343,445
Level 2 – Other Significant Observable Inputs	269,758,448
Total	$275,101,893

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .50% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

From January 1, 2008 through April 30, 2008, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets. For the period May 1, 2008

Notes to Financial Statements (continued)

through April 30, 2009, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) do not exceed an annual rate of .35% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities up to .10% of the Fund's average daily NAV of the Class VC Shares for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2008, the Fund incurred expenses of $1,089,157 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2008 and 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$21,300,411	$19,067,092
Net long-term capital gains	808,566	1,031,264
Total distributions paid	$22,108,977	$20,098,356

Notes to Financial Statements (continued)

As of December 31, 2008, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income - net	$93,820
Total undistributed earnings	$93,820
Capital loss carryforward*	(3,015,546)
Temporary differences	(4,761,581)
Unrealized losses - net	(72,587,080)
Total accumulated losses - net	$(80,270,387)

* As of December 31, 2008, the capital loss carryforward, along with the related expiration date was as follows:

2016	Total
$3,015,546	$3,015,546

Certain losses incurred after October 31 ("Post-October Losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $4,735,431 during fiscal 2008.

As of December 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes were as follows:

Tax cost	$347,688,973
Gross unrealized gain	2,711,824
Gross unrealized loss	(75,298,904)
Net unrealized security loss	$(72,587,080)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, wash sales, and amortization.

Permanent items identified during the fiscal year ended December 31, 2008, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distribution in Excess of Net Investment Income	Accumulated Net Realized Loss
$1,116,370	$(1,116,370)

The permanent differences are primarily attributable to the tax treatment of amortization, certain securities, and paydown gains and losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 are as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$30,744,918	$135,508,393	$43,485,738	$59,203,214

* Includes U.S. Government sponsored enterprises securities.

Notes to Financial Statements (continued)

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called "lower-rated bonds" or "junk bonds") in which the Fund may invest. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to greater price fluctuations, as well as additional risks. The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in economic conditions, including deliquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Notes to Financial Statements (concluded)

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with such securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	7,383,249	6,634,215
Reinvestment of distributions	2,547,117	1,710,498
Shares reacquired	(5,456,997)	(3,250,425)
Increase	4,473,369	5,094,288

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond-Debenture Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the "Company"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond-Debenture Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2009

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's Company organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly Managing Director, Axia Capital Management LLC (2004 - 2006), Senior Vice President/Portfolio Manager, Franklin Mutual Advisers LLC (2001 - 2003).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Kenneth G. Fuller (1945)	Vice President	Elected in 2003	Partner, Portfolio Manager, joined Lord Abbett in 2002.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2000.

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's investment performance was in the second quintile of its performance universe for the nine-month and one-year periods, in the first quintile for the three-year period, and in the third quintile for the five-year period. The Board also observed that the investment performance of the Fund was higher than that of the Lipper VUF High Yield Index for each of those periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Bond-Debenture Fund and observed that the performance of the Class A shares of the Bond-Debenture Fund was in the third quintile of its performance universe and higher than that of the relevant Lipper index for the ten-year period.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to 0.35%, but that Lord Abbett did not propose to enter into a new expense reimbursement agreement. The Board observed that for the nine months ended September 30, 2008 the contractual management and administrative services fees were approximately fourteen basis points below the median of the peer group and the actual management and administrative services fees were approximately ten basis points below the median of the peer group. The Board observed that for the nine months ended September 30, 2008 the total expense ratio of the Fund was approximately twelve basis points below the median of the peer group. The Board also considered what the Fund's expense ratio likely would be if Lord Abbett did not reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 1.93% of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2008, $808,566 represents long-term capital gains.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Bond-Debenture Portfolio

LASFBD-2-1208

(02/09)

2008

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—Growth and
Income Portfolio

For the fiscal year ended December 31, 2008

Lord Abbett Series Fund — Growth and Income Portfolio

Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Growth and Income Portfolio's performance for the fiscal year ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers. We encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market accelerated in the last four months of the fiscal year, during which the equity markets (as measured by the S&P 500® Index1) reached a low point for the 2008 calendar year on November 20, 2008. The closing months of the fiscal year were marked by the most extreme volatility in the equities markets since the 1930s. For example, the S&P 500 Index finished the calendar year with a loss of 37.00%. On December 1, 2008, the National Bureau of Economic Research stated that the U.S. economy technically had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3)

1

or large cap stocks (as measured by the Russell 1000® Index4), but even small caps were down 33.79% in the 12 months ended December 31, 2008. Large cap stocks declined 37.60%, while mid cap stocks were down 41.46%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (represented by the Russell 3000® Growth Index6), declining 36.25%, compared to a 38.44% decline for growth stocks.

Q: How did the Growth and Income Portfolio perform during the fiscal year ended December 31, 2008?

A: The Fund returned -36.42%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P 500 Index, which had a total return of -37.00% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant contributors to the Fund's performance relative to its benchmark for the one-year period were the information technology sector (owing to an underweight position), the materials sector (owing to an underweight position), and the consumer staples sector (owing to an underweight position).

Among individual holdings that contributed to performance were consumer staples holding Wal-Mart Stores, Inc. (the Fund's number-one contributor), an operator of discount stores and supercenters; financials holding Wells Fargo & Company, a diversified financial services company; and healthcare holding Amgen Inc., a developer of human therapeutics based on cellular and molecular biology.

The most significant detractors from the Fund's performance were the consumer discretionary sector, the financials sector (owing to an overweight position), and the utilities sector (owing to an underweight position).

Among individual holdings that detracted from performance were financials holdings Federal National Mortgage Association (Fannie Mae) (the Fund's number-one detractor), an issuer and seller of guaranteed mortgage-backed securities to facilitate housing ownership for low to middle-income Americans, and Merrill Lynch & Co., Inc., a provider of investment, financing, advisory, insurance, banking, and related products; and industrials holding General Electric Company, a supplier of jet engines, power plant turbines, locomotives, medical imaging equipment, and private label credit cards.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500/Citigroup Value Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years
Class VC	-36.42%	-2.15%	1.96%

1  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/08	12/31/08	7/1/08 – 12/31/08
Class VC
Actual	$1,000.00	$746.20	$4.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.88

†  Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Auto & Transportation	3.49%
Consumer Discretionary	17.12%
Consumer Staples	5.87%
Financial Services	38.31%
Healthcare	10.18%
Integrated Oils	4.77%
Materials & Processing	4.49%
Other	4.74%
Other Energy	3.10%
Technology	3.96%
Utilities	1.65%
Short-Term Investment	2.32%
Total	100.00%

  *  A sector may comprise several industries.

  **  Represents percent of total investments.

6

Schedule of Investments

December 31, 2008

Investments	Shares	Value (000)
COMMON STOCKS 96.80%
Air Transportation 3.46%
Delta Air Lines, Inc.*	4,395,021	$50,367
FedEx Corp.	19,400	1,245
Total		51,612
Banks 15.45%
BB&T Corp.	456,117	12,525
Fifth Third Bancorp	1,341,000	11,077
JPMorgan Chase & Co.	2,426,313	76,502
M&T Bank Corp.	307,200	17,636
Marshall & Ilsley Corp.	245,600	3,350
PNC Financial Services Group, Inc. (The)	584,946	28,662
SunTrust Banks, Inc.	205,629	6,074
Wells Fargo & Co.	2,522,301	74,357
Total		230,183
Beverage: Soft Drinks 2.40%
Coca-Cola Enterprises, Inc.	2,976,871	35,812
Biotechnology Research & Production 2.56%
Amgen, Inc.*	538,196	31,081
Genzyme Corp.*	105,400	6,995
Total		38,076
Building Materials 0.41%
Masco Corp.	547,600	6,095
Cable Television Services 0.58%
Comcast Corp. Class A	508,402	8,582
Communications & Media 0.59%
Time Warner, Inc.	865,700	8,709
Computer Services, Software & Systems 2.78%
Adobe Systems, Inc.*	265,200	5,646
Microsoft Corp.	621,800	12,088

Investments	Shares	Value (000)
Oracle Corp.*	1,339,400	$23,748
Total		41,482
Computer Technology 0.77%
Hewlett-Packard Co.	314,885	11,427
Copper 0.62%
Freeport-McMoRan Copper & Gold, Inc.	377,200	9,219
Diversified Financial Services 11.69%
Bank of America Corp.	4,468,753	52,016
Bank of New York Mellon Corp. (The)	2,602,065	73,717
Goldman Sachs Group, Inc. (The)	477,772	40,319
MetLife, Inc.	233,446	8,138
Total		174,190
Drug & Grocery Store Chains 1.28%
Kroger Co. (The)	723,608	19,111
Drugs & Pharmaceuticals 4.59%
Abbott Laboratories	512,364	27,345
Pfizer, Inc.	718,700	12,728
Teva Pharmaceutical Industries Ltd. ADR	666,067	28,355
Total		68,428
Electronics: Semi-Conductors/Components 0.38%
Intel Corp.	382,300	5,604
Finance Companies 1.61%
Capital One Financial Corp.	754,275	24,054
Financial Data Processing Services & Systems 0.90%
Western Union Co.	938,500	13,458

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Foods 2.02%
General Mills, Inc.	55,378	$3,364
Kraft Foods, Inc. Class A	993,797	26,683
Total		30,047
Healthcare Management Services 0.19%
Humana, Inc.*	48,700	1,816
UnitedHealth Group, Inc.	35,200	936
Total		2,752
Hotel/Motel 0.02%
Marriott International, Inc. Class A	16,200	315
Insurance: Multi-Line 2.30%
ACE Ltd. (Switzerland)(a)	156,500	8,282
Aon Corp.	567,395	25,919
Total		34,201
Investment Management Companies 1.93%
T. Rowe Price Group, Inc.	812,600	28,799
Leisure Time 0.97%
Carnival Corp. Unit	595,850	14,491
Machinery: Oil Well Equipment & Services 2.39%
Halliburton Co.	581,600	10,574
Schlumberger Ltd.	592,992	25,101
Total		35,675
Medical & Dental Instruments & Supplies 2.75%
Boston Scientific Corp.*	3,976,414	30,777
Covidien Ltd.	282,171	10,226
Total		41,003
Milling: Fruit & Grain Processing 2.81%
Archer Daniels Midland Co.	1,452,480	41,875

Investments	Shares	Value (000)
Multi-Sector Companies 4.69%
Eaton Corp.	481,372	$23,929
General Electric Co.	2,840,886	46,022
Total		69,951
Oil: Crude Producers 0.38%
XTO Energy, Inc.	162,075	5,716
Oil: Integrated Domestic 0.54%
Occidental Petroleum Corp.	134,678	8,079
Oil: Integrated International 4.19%
Chevron Corp.	304,200	22,502
Exxon Mobil Corp.	500,055	39,919
Total		62,421
Paints & Coatings 0.61%
PPG Industries, Inc.	214,600	9,105
Real Estate Investment Trusts 1.34%
Annaly Capital Management, Inc.	1,253,900	19,899
Rental & Leasing Services: Consumer 1.21%
Hertz Global Holdings, Inc.*	3,568,675	18,093
Retail 11.92%
Best Buy Co., Inc.	722,916	20,321
Home Depot, Inc. (The)	1,562,600	35,971
HSN, Inc.*	707,109	5,141
IAC/InterActiveCorp*	1,320,322	20,769
J.C. Penney Co., Inc.	284,600	5,607
Kohl's Corp.*	811,500	29,376
Target Corp.	925,400	31,954
Ticketmaster Entertainment, Inc.*	283,009	1,817
Wal-Mart Stores, Inc.	475,792	26,673
Total		177,629

See Notes to Financial Statements.
8

Schedule of Investments (concluded)

December 31, 2008

Investments	Shares	Value (000)
Securities Brokerage & Services 2.75%
Charles Schwab Corp. (The)	746,376	$12,069
Franklin Resources, Inc.	397,800	25,372
Legg Mason, Inc.	158,200	3,466
Total		40,907
Services: Commercial 1.04%
Waste Management, Inc.	468,624	15,530
Soaps & Household Chemicals 0.12%
Colgate-Palmolive Co.	25,700	1,761
Textiles Apparel Manufacturers 0.63%
J. Crew Group, Inc.*	770,229	9,397
Utilities: Gas Pipelines 0.29%
El Paso Corp.	560,170	4,386
Utilities: Telecommunications 1.64%
AT&T, Inc.	854,947	24,366
Total Common Stocks (cost $1,871,622,472)		1,442,440
	Principal Amount (000)
SHORT-TERM INVESTMENT 2.30%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $34,985,000 of U.S. Treasury Bill at 0.49% due 5/28/2009; value: $34,981,502; proceeds: $34,295,490 (cost $34,295,471)	$34,295	34,295
Total Investments in Securities 99.10% (cost $1,905,917,943)		1,476,735

Value (000)
Other Assets in Excess of Liabilities 0.90%	$13,360
Net Assets 100.00%	$1,490,095

  ADR  American Depositary Receipt.

  Unit  More than one class of securities traded together.

*  Non-income producing security.

(a)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in securities, at value (cost $1,905,917,943)	$1,476,735,744
Receivables:
Investment securities sold	19,298,614
Capital shares sold	2,645,217
Interest and dividends	2,271,057
Prepaid expenses	18,220
Total assets	1,500,968,852
LIABILITIES:
Payables:
Investment securities purchased	7,917,403
Management fee	567,489
Capital shares reacquired	330,099
Directors' fees	132,791
Fund administration	46,621
Accrued expenses and other liabilities	1,879,037
Total liabilities	10,873,440
NET ASSETS	$1,490,095,412
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,236,087,995
Distributions in excess of net investment income	(132,791)
Accumulated net realized loss on investments	(316,677,593)
Net unrealized depreciation on investments	(429,182,199)
Net Assets	$1,490,095,412
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	86,286,731
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$17.27

See Notes to Financial Statements.
10

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $102,605)	$47,071,887
Interest	1,088,804
Total investment income	48,160,691
Expenses:
Management fee	9,534,618
Shareholder servicing	7,167,123
Fund administration	803,077
Reports to shareholders	317,323
Professional	69,569
Custody	43,055
Directors' fees	7,546
Other	49,599
Gross expenses	17,991,910
Expense reductions (See Note 7)	(27,433)
Net expenses	17,964,477
Net investment income	30,196,214
Net realized and unrealized loss:
Net realized loss on investments	(313,306,748)
Net change in unrealized appreciation on investments	(597,109,674)
Net realized and unrealized loss	(910,416,422)
Net Decrease in Net Assets Resulting From Operations	$(880,220,208)

See Notes to Financial Statements.
11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment income	$30,196,214	$29,272,028
Net realized gain (loss) on investments	(313,306,748)	148,135,991
Net realized gain on redemptions in-kind	–	33,328,090
Net change in unrealized appreciation on investments	(597,109,674)	(138,295,014)
Net increase (decrease) in net assets resulting from operations	(880,220,208)	72,441,095
Distributions to shareholders from:
Net investment income	(30,381,573)	(29,762,293)
Net realized gain	(7,112,546)	(164,122,518)
Total distributions to shareholders	(37,494,119)	(193,884,811)
Capital share transactions (See Note 10):
Proceeds from sales of shares	231,850,955	619,414,527
Reinvestment of distributions	37,494,119	193,884,811
Cost of shares reacquired	(269,196,904)	(170,057,746)
Cost of redemptions in-kind	–	(267,516,086)
Net increase in net assets resulting from capital share transactions	148,170	375,725,506
Net increase (decrease) in net assets	(917,566,157)	254,281,790
NET ASSETS:
Beginning of year	$2,407,661,569	$2,153,379,779
End of year	$1,490,095,412	$2,407,661,569
Distributions in excess of net investment income	$(132,791)	$(164,016)

See Notes to Financial Statements.
12

Financial Highlights

	Year Ended 12/31
	2008	2007		2006		2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$27.91	$29.34		$26.16		$27.18	$24.52
Investment operations:
Net investment income(a)	.35	.39		.39		.29	.27
Net realized and unrealized gain (loss)	(10.55)	.64		4.12		.60	2.83
Total from investment operations	(10.20)	1.03		4.51		.89	3.10
Distributions to shareholders from:
Net investment income	(.36)	(.38)		(.36)		(.27)	(.22)
Net realized gain	(.08)	(2.08)		(.97)		(1.64)	(.22)
Total distributions	(.44)	(2.46)		(1.33)		(1.91)	(.44)
Net asset value, end of year	$17.27	$27.91		$29.34		$26.16	$27.18
Total Return(b)	(36.42)%	3.44%		17.27%		3.25%	12.65%
Ratios to Average Net Assets:
Expenses, including expense reductions	.90%	.88%		.87%		.91%	.89%
Expenses, excluding expense reductions	.90%	.88%		.87%		.91%	.89%
Net investment income	1.51%	1.27%		1.38%		1.11%	1.05%
Supplemental Data:
Net assets, end of year (000)	$1,490,095	$2,407,662		$2,153,380		$1,592,826	$1,176,597
Portfolio turnover rate	113.29%	91.72	%(c)	51.65	%(c)	46.71%	27.91%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

(c) Includes portfolio securities delivered as a result of redemptions in-kind transactions.

See Notes to Financial Statements.
13

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth and Income Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

14

Notes to Financial Statements (continued)

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$1,442,440,273
Level 2 – Other Significant Observable Inputs	34,295,471
Total	$1,476,735,744

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .48% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities up to .10% of the Fund's average daily NAV of the Class VC Shares for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2008, the Fund incurred expenses of $7,015,497 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal

16

Notes to Financial Statements (continued)

income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$30,381,573	$40,887,623
Net long-term capital gains	7,112,546	152,997,188
Total distributions paid	$37,494,119	$193,884,811

As of December 31, 2008, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(174,242,046)
Temporary differences	(63,345,671)
Unrealized losses - net	(508,404,866)
Total accumulated losses - net	$(745,992,583)

* As of December 31, 2008, the capital loss carryforward, along with the related expiration date, was as follows:

2016	Total
$174,242,046	$174,242,046

Certain losses incurred after October 31 ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $63,212,880 during fiscal 2008.

As of December 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,985,140,610
Gross unrealized gain	48,927,587
Gross unrealized loss	(557,332,453)
Net unrealized security loss	$(508,404,866)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2008 have been reclassified amoung the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$216,584	$2,406	$(218,990)

The permanent differences are primarily attributable to the tax treatment of distributions paid.

17

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 were as follows:

Purchases	Sales
$2,280,815,669	$2,237,484,583

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors'fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

18

Notes to Financial Statements (concluded)

To the extent the Fund invests in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	9,857,097	20,455,780
Reinvestment of distributions	2,310,174	6,892,457
Shares reacquired	(12,147,332)	(5,630,301)
Redemptions in-kind	-	(8,850,965)
Increase	19,939	12,866,971

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the "Company"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2009

20

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's Company organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly Managing Director, Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Kenneth G. Fuller (1945)	Vice President	Elected in 2003	Partner, Portfolio Manager, joined Lord Abbett in 2002.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2000.

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the fourth quintile of its performance universe for the nine-month and five-year periods, in the third quintile for the one-year and three-year periods, and in the second quintile for the ten-year period. The Board also observed that the investment performance was lower than that of the Lipper VUF Large-Cap Value Index for the nine-month and five-year periods and higher than that of the Index for the one-year, three-year, and ten-year periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and

26

turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the nine months ended September 30, 2008 the contractual management and administrative services fees were approximately seven basis points below the median of the peer group and the actual management and administrative services fees were approximately eight basis points below the median of the peer group. The Board also observed that for the nine months ended September 30, 2008 the total expense ratio of the Fund was approximately two basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that

27

business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 100% of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2008, $7,112,546 represents long-term capital gains.

29

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio

LASFGI-2-1208

(2/09)

2008

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—
Growth Opportunities Portfolio

For the fiscal year ended December 31, 2008

Lord Abbett Series Fund — Growth Opportunities Portfolio

Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Growth Opportunities Portfolio's performance for the fiscal year ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers. We encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market accelerated in the last four months of the fiscal year, during which the equity markets (as measured by the S&P 500® Index1) reached a low point for the 2008 calendar year on November 20, 2008. The closing months of the fiscal year were marked by the most extreme volatility in the equities markets since the 1930s. For example, the S&P 500 Index finished the calendar year with a loss of 37.00%. On December 1, 2008, the National Bureau of Economic Research stated that the U.S. economy technically had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3) or large cap stocks (as measured by the Russell 1000® Index4), but even small caps

1

were down 33.79% in the 12 months ended December 31, 2008. Large cap stocks declined 37.60%, while mid cap stocks were down 41.46%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (represented by the Russell 3000® Growth Index6), declining 36.25%, compared to a 38.44% decline for growth stocks.

Q: How did the Growth Opportunities Portfolio perform during the fiscal year ended December 31, 2008?

A: The Fund returned -38.24%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,7 which had a total return of -44.32% in the same period.

Q: What were the most significant factors affecting performance?

A: The most significant contributors to the Fund's performance relative to its benchmark for the one-year period were the healthcare sector, the consumer staples sector (owing to an overweight position), and the other energy sector (which includes oil service companies, as well as smaller exploration and production companies and independent refiners).

Among individual holdings that contributed to performance were healthcare holdings Millennium Pharmaceuticals, Inc. (the Fund's number-one contributor), a Massachusetts-based biopharmaceutical company and marketer of VELCADE, a novel cancer product (the company was acquired in May 2008 by Takeda Pharmaceutical Company Limited, based in Osaka, Japan), and ImClone Systems Inc., a biopharmaceutical company that develops targeted biologic treatments to address the medical needs of cancer patients (the company was acquired in November 2008 by Eli Lilly and Company); and other energy holding Southwestern Energy Co., an integrated energy company primarily focused on natural gas.

The most significant detractors from the Fund's performance were the financial services, technology, and materials and processing sectors.

Among individual holdings that detracted from performance were consumer discretionary holding Electronic Arts Inc. (the Fund's number-one detractor), a developer of interactive entertainment software, and other energy holdings Atwood Oceanics, Inc., an offshore oil and gas contract drilling company, and Cameron International Corp., a manufacturer of oil and gas pressure control equipment.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

7  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000® Growth Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period covered in this report, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap® Growth Index and the S&P MidCap 400/Citigroup Growth Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2008

	1 Year	5 Years	Life of Class
Class VC2	-38.24%	-1.22%	2.10%

1  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

2  The Class VC shares were first offered on April 30, 2003.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/08	12/31/08	7/1/08 – 12/31/08
Class VC
Actual	$1,000.00	$679.50	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09

†  Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Auto & Transportation	1.55%
Consumer Discretionary	23.57%
Consumer Staples	6.62%
Financial Services	9.03%
Healthcare	17.15%
Integrated Oils	0.82%
Materials & Processing	6.78%
Other	1.06%
Other Energy	6.28%
Producer Durables	7.01%
Technology	13.21%
Utilities	4.24%
Short-Term Investment	2.68%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

6

Schedule of Investments

December 31, 2008

Investments	Shares	Value (000)
COMMON STOCKS 97.57%
Aerospace 1.29%
Alliant Techsystems, Inc.*	11,285	$968
Banks 3.01%
Northern Trust Corp.	35,217	1,836
PNC Financial Services Group, Inc. (The)	8,600	421
Total		2,257
Beverage: Soft Drinks 0.70%
Coca-Cola Enterprises, Inc.	43,857	528
Biotechnology Research & Production 4.96%
Alexion Pharmaceuticals, Inc.*	18,702	677
Celgene Corp.*	12,118	670
Cephalon, Inc.*	12,331	950
Genzyme Corp.*	8,435	560
Myriad Genetics, Inc.*	3,190	211
OSI Pharmaceuticals, Inc.*	16,608	649
Total		3,717
Building Materials 0.32%
Martin Marietta Materials, Inc.	2,492	242
Casinos & Gambling 0.30%
WMS Industries, Inc.*	8,388	226
Chemicals 3.12%
Airgas, Inc.	23,181	904
Albemarle Corp.	6,759	151
Celanese Corp. Series A	14,340	178
CF Industries Holdings, Inc.	3,480	171
Ecolab, Inc.	26,530	933
Total		2,337

Investments	Shares	Value (000)
Coal 0.43%
CONSOL Energy, Inc.	11,361	$325
Communications Technology 3.89%
Juniper Networks, Inc.*	34,250	600
L-3 Communications Holdings, Inc.	14,332	1,057
McAfee, Inc.*	36,461	1,260
Total		2,917
Computer Services, Software & Systems 4.43%
Adobe Systems, Inc.*	8,342	178
BMC Software, Inc.*	34,773	936
Citrix Systems, Inc.*	14,210	335
Equinix, Inc.*	8,887	473
F5 Networks, Inc.*	21,108	483
Intuit, Inc.*	38,317	912
Total		3,317
Computer Technology 1.07%
NetApp, Inc.*	57,230	800
Consumer Electronics 1.49%
Activision Blizzard, Inc.*	68,952	596
Electronic Arts, Inc.*	32,561	522
Total		1,118
Consumer Products 0.77%
Alberto-Culver Co.	23,443	575
Containers & Packaging: Paper & Plastic 0.83%
Pactiv Corp.*	25,135	625
Cosmetics 1.20%
Avon Products, Inc.	28,042	674
Estee Lauder Cos., Inc. (The) Class A	7,216	223
Total		897

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Diversified Financial Services 1.11%
Goldman Sachs Group, Inc. (The)	3,663	$309
Lazard Ltd. Class A	7,399	220
NASDAQ OMX Group, Inc. (The)*	12,269	303
Total		832
Diversified Production 0.84%
ITT Corp.	13,603	626
Drug & Grocery Store Chains 0.69%
Kroger Co. (The)	19,554	516
Drugs & Pharmaceuticals 2.53%
Allergan, Inc.	11,197	451
BioMarin Pharmaceutical, Inc.*	24,198	431
United Therapeutics Corp.*	5,340	334
Watson Pharmaceuticals, Inc.*	25,441	676
Total		1,892
Education Services 3.03%
Apollo Group, Inc.*	6,637	509
DeVry, Inc.	12,444	714
New Oriental Education & Technology Group, Inc. ADR*	7,464	410
Strayer Education, Inc.	2,978	638
Total		2,271
Electrical Equipment & Components 1.00%
AMETEK, Inc.	24,707	746
Electronics 0.74%
Amphenol Corp. Class A	22,976	551
Electronics: Medical Systems 1.14%
Hologic, Inc.*	16,576	217
Illumina, Inc.*	24,400	636
Total		853

Investments	Shares	Value (000)
Electronics: Semi-Conductors/Components 3.12%
Altera Corp.	18,914	$316
Avnet, Inc.*	3,812	69
Broadcom Corp. Class A*	35,802	608
Linear Technology Corp.	30,218	668
Microchip Technology, Inc.	9,999	195
Silicon Laboratories, Inc.*	19,381	480
Total		2,336
Energy: Miscellaneous 0.95%
Sunoco, Inc.	16,375	712
Engineering & Contracting Services 1.55%
Jacobs Engineering Group, Inc.*	10,435	502
Nalco Holding Co.	41,440	478
URS Corp.*	4,518	184
Total		1,164
Financial Data Processing Services & Systems 1.71%
Fiserv, Inc.*	26,996	982
Western Union Co.	21,075	302
Total		1,284
Foods 2.15%
Flowers Foods, Inc.	24,249	591
H.J. Heinz Co.	12,201	459
Ralcorp Holdings, Inc.*	9,622	562
Total		1,612
Health & Personal Care 2.07%
Express Scripts, Inc.*	28,265	1,554
Healthcare Facilities 2.38%
DaVita, Inc.*	14,499	719
Quest Diagnostics, Inc.	20,460	1,062
Total		1,781
Homebuilding 0.15%
NVR, Inc.*	243	111

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Identification Control & Filter Devices 1.09%
Agilent Technologies, Inc.*	26,884	$420
Roper Industries, Inc.	9,117	396
Total		816
Investment Management Companies 2.30%
BlackRock, Inc.	2,968	398
T. Rowe Price Group, Inc.	37,440	1,327
Total		1,725
Jewelry, Watches & Gemstones 0.34%
Tiffany & Co.	10,746	254
Leisure Time 0.97%
Penn National Gaming, Inc.*	22,919	490
Royal Caribbean Cruises Ltd.	17,109	235
Total		725
Machinery: Agricultural 0.22%
AGCO Corp.*	6,921	163
Machinery: Oil Well Equipment & Services 1.23%
Cameron International Corp.*	30,255	620
Smith International, Inc.	13,281	304
Total		924
Medical & Dental Instruments & Supplies 3.45%
Beckman Coulter, Inc.	8,803	387
DENTSPLY International, Inc.	25,692	726
NuVasive, Inc.*	12,866	446
St. Jude Medical, Inc.*	31,175	1,027
Total		2,586
Medical Services 0.67%
Covance, Inc.*	10,895	501
Metal Fabricating 0.73%
Precision Castparts Corp.	9,221	548

Investments	Shares	Value (000)
Metals & Minerals Miscellaneous 0.24%
Cliffs Natural Resources, Inc.	7,005	$179
Miscellaneous: Equipment 0.69%
W.W. Grainger, Inc.	6,568	518
Multi-Sector Companies 1.06%
Eaton Corp.	11,954	594
Textron, Inc.	14,574	202
Total		796
Offshore Drilling 1.16%
Atwood Oceanics, Inc.*	16,780	256
Diamond Offshore Drilling, Inc.	10,355	610
Total		866
Oil: Crude Producers 2.52%
Noble Energy, Inc.	8,695	428
Range Resources Corp.	17,331	596
Southwestern Energy Co.*	21,939	636
XTO Energy, Inc.	6,379	225
Total		1,885
Oil: Integrated Domestic 0.82%
Hess Corp.	4,829	259
Murphy Oil Corp.	8,028	356
Total		615
Production Technology Equipment 0.21%
Lam Research Corp.*	7,587	161
Railroads 0.45%
Kansas City Southern*	17,650	336
Restaurants 2.81%
Darden Restaurants, Inc.	20,280	571
Panera Bread Co. Class A*	10,741	561
Yum! Brands, Inc.	30,905	974
Total		2,106

See Notes to Financial Statements.
9

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Retail 8.55%
Abercrombie & Fitch Co. Class A	7,555	$174
Advance Auto Parts, Inc.	17,995	606
Bed Bath & Beyond, Inc.*	23,218	590
Dick's Sporting Goods, Inc.*	32,115	453
Family Dollar Stores, Inc.	19,390	505
GameStop Corp. Class A*	12,237	265
Kohl's Corp.*	31,688	1,147
O'Reilly Automotive, Inc.*	20,496	630
Ross Stores, Inc.	15,807	470
Target Corp.	7,987	276
TJX Companies, Inc. (The)	34,552	711
Urban Outfitters, Inc.*	38,797	581
Total		6,408
Securities Brokerage & Services 0.92%
IntercontinentalExchange, Inc.*	8,318	686
Services: Commercial 1.40%
FTI Consulting, Inc.*	7,502	335
Iron Mountain, Inc.*	28,830	713
Total		1,048
Soaps & Household Chemicals 2.48%
Church & Dwight Co., Inc.	23,086	1,296
Clorox Co. (The)	10,121	562
Total		1,858
Telecommunications Equipment 1.54%
American Tower Corp. Class A*	39,243	1,151

Investments	Shares	Value (000)
Textiles Apparel Manufacturers 1.62%
Carter's, Inc.*	25,335	$488
Polo Ralph Lauren Corp. Class A	5,058	230
Under Armour, Inc. Class A*	20,738	494
Total		1,212
Tobacco 0.61%
Lorillard, Inc.	8,141	459
Toys 0.76%
Marvel Entertainment, Inc.*	18,441	567
Transportation: Miscellaneous 1.11%
C.H. Robinson Worldwide, Inc.	4,820	265
Expeditors International of Washington, Inc.	16,987	565
Total		830
Utilities: Electrical 4.26%
Allegheny Energy, Inc.	22,909	776
ITC Holdings Corp.	30,884	1,349
PPL Corp.	34,638	1,063
Total		3,188
Wholesalers 0.39%
LKQ Corp.*	25,023	292
Total Common Stocks (cost $93,221,293)		73,093

See Notes to Financial Statements.
10

Schedule of Investments (concluded)

December 31, 2008

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.69%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $2,060,000 of U.S. Treasury Bill at 0.49% due 5/28/2009; value: $2,059,794; proceeds: $2,015,189 (cost $2,015,188)	$2,015	$2,015
Total Investments in Securities 100.26% (cost $95,236,481)		75,108
Liabilities in Excess of Other Assets (0.26%)		(196)
Net Assets 100.00%		$74,912

  ADR  American Depositary Receipt.

  *  Non-income producing security.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in securities, at value (cost $95,236,481)	$75,107,971
Receivables:
Investment securities sold	479,715
Interest and dividends	53,952
From advisor (See Note 3)	10,232
Capital shares sold	9,794
Prepaid expenses and other assets	513
Total assets	75,662,177
LIABILITIES:
Payables:
Investment securities purchased	513,157
Management fee	45,543
Capital shares reacquired	23,571
Directors' fees	5,275
Fund administration	2,278
Accrued expenses and other liabilities	160,505
Total liabilities	750,329
NET ASSETS	$74,911,848
COMPOSITION OF NET ASSETS:
Paid-in capital	$99,849,316
Accumulated net investment loss	(5,275)
Accumulated net realized loss on investments	(4,803,683)
Net unrealized depreciation on investments	(20,128,510)
Net Assets	$74,911,848
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	7,583,022
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$9.88

See Notes to Financial Statements.
12

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $1,678)	$678,598
Interest	97,925
Total investment income	776,523
Expenses:
Management fee	802,629
Shareholder servicing	366,020
Reports to shareholders	95,381
Fund administration	40,132
Professional	38,001
Custody	11,506
Directors' fees	415
Other	2,750
Gross expenses	1,356,834
Expense reductions (See Note 7)	(1,639)
Expenses reimbursed by advisor (See Note 3)	(151,251)
Net expenses	1,203,944
Net investment loss	(427,421)
Net realized and unrealized loss:
Net realized loss on investments	(4,746,039)
Net change in unrealized appreciation on investments	(39,857,678)
Net realized and unrealized loss	(44,603,717)
Net Decrease in Net Assets Resulting From Operations	$(45,031,138)

See Notes to Financial Statements.
13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment loss	$(427,421)	$(649,362)
Net realized gain (loss) on investments and foreign currency related transactions	(4,746,039)	12,019,131
Net change in unrealized appreciation on investments and translation of assets and liablities denominated in foreign currencies	(39,857,678)	11,227,364
Net increase (decrease) in net assets resulting from operations	(45,031,138)	22,597,133
Distributions to shareholders from:
Net realized gain	(1,488,067)	(10,413,214)
Capital share transactions (See Note 10):
Proceeds from sales of shares	19,104,461	23,163,498
Reinvestment of distributions	1,488,067	10,413,209
Cost of shares reacquired	(25,579,821)	(18,230,101)
Net increase (decrease) in net assets resulting from capital share transactions	(4,987,293)	15,346,606
Net increase (decrease) in net assets	(51,506,498)	27,530,525
NET ASSETS:
Beginning of year	$126,418,346	$98,887,821
End of year	$74,911,848	$126,418,346
Accumulated net investment loss	$(5,275)	$(645)

See Notes to Financial Statements.
14

Financial Highlights

	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$16.34	$14.67	$13.73	$13.30	$11.96
Investment operations:
Net investment loss(a)	(.06)	(.09)	(.04)	(.06)	(.07)
Net realized and unrealized gain (loss)	(6.20)	3.22	1.12	.68	1.41
Total from investment operations	(6.26)	3.13	1.08	.62	1.34
Distributions to shareholders from:
Net realized gain	(.20)	(1.46)	(.14)	(.19)	– (b)
Net asset value, end of year	$9.88	$16.34	$14.67	$13.73	$13.30
Total Return(c)	(38.24)%	21.28%	7.89%	4.62%	11.23%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses, including expense reductions and expenses reimbursed	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses, excluding expense reductions and expenses reimbursed	1.35%	1.31%	1.36%	1.42%	1.86%
Net investment loss	(.43)%	(.55)%	(.25)%	(.49)%	(.58)%
Supplemental Data:
Net assets, end of year (000)	$74,912	$126,418	$98,888	$52,890	$23,709
Portfolio turnover rate	125.21%	118.74%	153.71%	108.55%	78.80%

(a) Calculated using average shares outstanding during the year.

(b) Amount is less than $.01.

(c) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
15

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth Opportunities Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns

16

Notes to Financial Statements (continued)

remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

17

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$73,092,783
Level 2 – Other Significant Observable Inputs	2,015,188
Total	$75,107,971

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .80% of the Fund's average daily net assets

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities up to .10% of the Fund's average daily NAV of the Class VC Shares for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2008, the Fund incurred expenses of $351,150 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

18

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and ended December 31, 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$258,762	$4,844,212
Net long-term capital gains	1,229,305	5,569,002
Total distributions paid	$1,488,067	$10,413,214

As of December 31, 2008, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforward*	$(2,929,794)
Temporary differences	(1,529,658)
Unrealized losses - net	(20,478,016)
Total accumulated losses - net	$(24,937,468)

* As of December 31, 2008, the capital loss carryforward, along with the related expiration date, was as follows:

2016	Total
$2,929,794	$2,929,794

Certain losses incurred after October 31, ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $1,524,383 during fiscal 2008.

As of December 31, 2008 the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$95,585,987
Gross unrealized gain	982,502
Gross unrealized loss	(21,460,518)
Net unrealized security loss	$(20,478,016)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

19

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2008 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid–in Capital
$422,791	$6,817	$(429,608)

The permanent differences are primarily attributable to the tax treatment of net investment losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 were as follows:

Purchases	Sales
$121,257,529	$126,699,484

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster

20

Notes to Financial Statements (concluded)

than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

To the extent the Fund invests in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	1,571,975	1,453,268
Reinvestment of distributions	158,474	632,637
Shares reacquired	(1,883,566)	(1,089,781)
Increase (decrease)	(153,117)	996,124

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the "Company"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Opportunities Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2009

22

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's Company organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

23

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

24

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly Managing Director, Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Kenneth G. Fuller (1945)	Vice President	Elected in 2003	Partner, Portfolio Manager, joined Lord Abbett in 2002.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2000.

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

26

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

27

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the first quintile of its performance universe for the nine-month, one-year, and three-year periods and in the third quintile for the five-year period. The Board also observed that the Fund's investment performance was higher than that of the Lipper VUF Mid-Cap Growth Index for the nine-month, one-year, and three-year periods and lower than that of the Index for the five-year period. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Growth Opportunities Fund and the investment performance of the Class A shares of the Growth Opportunities Fund was in the second quintile of its performance universe and higher than that of the relevant index for the ten-year period.

28

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that Lord Abbett had made significant changes in recent years to the management personnel responsible for the Fund, in that in 2005 it had hired Bruce Bartlett as Director of Growth Equities, with supervisory responsibility over the growth investment disciplines at Lord Abbett, in 2006 it had hired Rick Ruvkun to be a portfolio manager for the Fund, and in July 2008 it had named Mr. Ruvkun Director of Large and Mid Cap Research, with Paul Volovich taking over Mr. Ruvkun's role as portfolio manager for the Fund, assisted by David Linsen. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to 0.40%, but that Lord Abbett did not propose to enter into a new agreement, and instead intended to make voluntary reimbursements to keep the total expense ratio at the same level, which reimbursements it could end at any time. The Board observed that for the nine months ended September 30, 2008 the contractual management and administrative services fees were approximately seven basis points above the median of the peer group and the actual management and administrative services fees were approximately nine basis points above the median of the peer group. The Board observed that for the nine months ended September 30, 2008 the total expense ratio of the Fund was approximately six basis points above the median of the peer group. The Board also considered what the Fund's expense ratio likely would be if Lord Abbett did not reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

29

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

30

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 100% of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2008, $1,229,305 represents long-term capital gains.

31

This page is intentionally left blank.

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Growth Opportunities Portfolio

LASPGO-2-1208

(02/09)

2008

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—International Portfolio

For the fiscal year ended December 31, 2008

Lord Abbett Series Fund — International Portfolio

Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – International Portfolio's performance for the fiscal year ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers. We encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A: The fiscal year ended December 31, 2008, was one of the most volatile years in market history, as the confluence of a global economic slowdown, frozen credit, massive deleveraging, plummeting commodity prices, and rising unemployment hammered markets in developed and developing countries alike. The MSCI EAFE® Index1 with Gross Dividends opened at 6,402.91, declined as much as 52.03%, to 3071.78, then rebounded, to 3,645.93, to return -43.06% for the year. The MSCI World® Ex-U.S. Index2 with Gross Dividends fell 43.23%, a sharper drop than the U.S. equity markets, as measured by the S&P 500® Index,3 which declined 37.00%. Emerging markets (as measured by the gross total return of the MSCI Emerging Markets® Index4) fell 53.18%, with Pakistan and Russia suffering far greater losses. Within the MSCI EAFE Index, the hardest hit markets, in terms of gross total return

1

included Ireland (-71.72%), Austria (-68.22%), and Belgium (-66.15%). As for sector performance, every sector of the MSCI EAFE Index finished the year ended December 31, 2008, in negative territory. Among the biggest laggards were the financials, consumer discretionary, and materials sectors. In the financials sector, the combination of over-leverage, toxic assets, and declining capital adequacy caused major institutions to falter, fail, or be rescued.

Q: How did the International Portfolio perform during the fiscal year ended December 31, 2008?

A: The Fund returned -51.53%, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. Small Cap® Index,5 which had a gross total return of -47.67% in the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund's performance relative to its benchmark for the one-year period were the financials, energy, and consumer discretionary sectors.

Among individual holdings that detracted from performance were consumer discretionary holding REXCAPITAL Financial Holdings Ltd. (the Fund's number-one detractor), a provider of lottery services in China; materials holding Lee & Man Paper Manufacturing Ltd., a Hong Kong based investment holding company focused on the manufacturing and sales of paper and pulp; and financials holding Nippon Commercial Investment Corp., a Japanese real estate investment trust (REIT).

The greatest contributors to the Fund's performance were the telecommunications services sector, the industrials sector, and the utilities sector (owing to an overweight position).

Among individual holdings that contributed to performance were consumer discretionary holding Nitori Co., Ltd. (the Fund's number-one contributor), a retail furniture chain based in Hokkaido, Japan; materials holding FP Corp., a manufacturer of polystyrene and other synthetic resin food containers; and healthcare holding Shionogi & Co., Ltd., a developer of various pharmaceuticals, including antibiotics, for human and veterinary use.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The MSCI EAFE® Index with Gross Dividends is an unmanaged index that reflects the stock markets of 21 countries, including Europe, Australasia, and the Far East, with values expressed in U.S. dollars. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

2  The MSCI World® Ex-U.S. Index with Gross Dividends is an unmanaged index that reflects the stock markets of the developed world less the United States. The designation of a country as developed arises primarily as a measurement of GDP per capita. There are 23 countries within this index. The index approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

3  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4  The MSCI Emerging Markets® Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

5  The S&P/Citigroup Global Equity Index® System and the names of each of the indexes and subindexes that it comprises (each an "Index" and collectively, the "Indexes") are service marks of Citigroup. The S&P Developed Ex-U.S. Small Cap® Index is a subset of the Global Citigroup Extended Market Index® (EMI). The World Ex-U.S. composite includes all developed countries except the United States.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2008

	1 Year	5 Years	Life of Class
Class VC2	-51.53%	0.03%	-2.02%

1  Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on September 30, 1999.

2  The Class VC shares were first offered on September 15, 1999.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/08	12/31/08	7/1/08 – 12/31/08
Class VC
Actual	$1,000.00	$581.90	$3.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$5.08

†  Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Basic Materials	11.87%
Consumer Cyclical	9.00%
Consumer Non-Cyclical	10.25%
Diversified Financials	5.06%
Energy	7.02%
Healthcare	7.81%
Industrial Goods & Services	13.97%
Non-Property Financials	4.87%
Property & Property Services	3.07%
Technology	5.39%
Telecommunications	1.50%
Transportation	3.72%
Utilities	7.07%
Short-Term Investment	9.40%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

6

Schedule of Investments

December 31, 2008

Investments	Shares	U.S. $ Value (000)
LONG-TERM INVESTMENTS 89.70%
COMMON STOCKS 88.49%
Australia 4.09%
Mining & Metals 1.79%
Lihir Gold Ltd.*	155,447	$335
OZ Minerals Ltd.†	276,952	52
		387
Non-Oil Energy 0.38%
Felix Resources Ltd.	13,027	81
Oil & Gas 0.60%
Centennial Coal Co., Ltd.	54,912	129
Utilities & Infrastructure 1.32%
DUET Group	236,361	286
Total Australia		883
Belgium 1.12%
Consumer Non-Durables
Delhaize Group	3,914	242
Brazil 0.89%
Diversified Consumer Non-Cyclicals 0.77%
Souza Cruz SA	8,800	166
Retail 0.12%
Le Lis Blanc Deux Comercio e Confeccoes de Roupas SA*	17,995	27
Total Brazil		193
Canada 0.36%
Mining & Metals
Equinox Minerals Ltd.*	70,400	77

Investments	Shares	U.S. $ Value (000)
China 0.62%
Diversified Consumer Non-Cyclicals
Celestial NutriFoods Ltd.	511,705	$133
Egypt 0.44%
Autos & Auto Parts
Ghabbour Auto*	30,977	94
France 3.96%
Communications Equipment 1.23%
Gemalto NV*	10,574	266
Computer Software 0.56%
Dassault Systemes SA	2,673	121
Engineering & Capital Goods 1.58%
Neopost SA	3,766	342
Media 0.59%
Ipsos SA	4,695	127
Total France		856
Germany 11.19%
Aerospace & Defense 1.59%
Rheinmetall AG	10,266	344
Chemicals 3.58%
K+S AG	5,035	288
Symrise GmbH & Co. AG	23,219	325
Wacker Chemie AG	1,500	161
		774
Diversified Energy 0.55%
Q-Cells SE*	3,173	119
Diversified Industrial Goods & Services 0.32%
Hamburger Hafen und Logistik AG	2,093	70

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	U.S. $ Value (000)
Germany (continued)
Electrical Equipment 0.39%
Tognum AG	6,416	$83
Healthcare Facilities 0.68%
Gerresheimer AG	5,415	147
Healthcare Products & Supplies 2.69%
Fresenius Medical Care AG & Co. ADR	12,300	580
Mining & Metals 1.39%
Kloeckner & Co. SE	16,978	299
Total Germany		2,416
Greece 1.47%
Consumer Durables 0.41%
Jumbo SA	14,658	89
Non-Property Financials 1.06%
Alpha Bank AE	8,983	84
Hellenic Exchanges SA	18,537	145
		229
Total Greece		318
Hong Kong 2.83%
General Manufacturing & Services 0.44%
Lonking Holdings Ltd.	185,000	96
Leisure & Recreation 0.51%
Rexcapital Financial Holdings Ltd.*	4,550,000	110
Property Services 0.79%
Sino-Ocean Land Holdings Ltd.	372,500	170
Utilities & Infrastructure 1.09%
Huaneng Power International, Inc.	322,000	235
Total Hong Kong		611

Investments	Shares	U.S. $ Value (000)
Indonesia 0.21%
Property (Excluding Services)
PT Bakrieland Development Tbk*	2,873,500	$19
PT Ciputra Development Tbk*	1,512,651	26
Total Indonesia		45
Ireland 2.11%
Diversified Consumer Non-Cyclicals 0.79%
C&C Group plc	84,095	170
Non-Property Financials 0.68%
Allied Irish Banks plc	16,456	39
Irish Life & Permanent plc	48,798	107
		146
Oil & Gas 0.64%
Dragon Oil plc*	59,769	139
Total Ireland		455
Italy 9.66%
Diversified Financials 1.75%
Azimut Holding SpA	69,153	377
Food & Drink 2.63%
Davide Campari- Milano SpA	82,058	569
Surface Transportation 1.91%
Ansaldo STS SpA	29,155	413
Utilities & Infrastructure 3.37%
Hera SpA	165,360	360
Terna-Rete Elettrica Nationale SpA	111,432	368
		728
Total Italy		2,087

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	U.S. $ Value (000)
Japan 21.76%
Chemicals 1.63%
Sumitomo Chemical Co., Ltd.	48,000	$165
ZEON Corp.	55,000	188
		353
Computer Software 1.63%
Capcom Co., Ltd.	15,600	353
Diversified Financials 0.77%
DA Office Investment Corp. REIT	63	138
Nippon Residential Investment Corp. REIT	32	29
		167
Diversified Technology 0.51%
SUMCO Corp.	8,600	109
Electronics 1.06%
Elpida Memory, Inc.*	21,000	130
IBIDEN Co., Ltd.	4,800	99
		229
General Manufacturing & Services 2.06%
FP Corp.	8,900	444
Healthcare Products & Supplies 4.37%
Hogy Medical Co., Ltd.	5,100	349
Mediceo Paltac Holdings Co., Ltd.	19,300	232
Shionogi & Co., Ltd.	14,000	361
		942
Non-Property Financials 1.66%
Kabu.com Securities Co., Ltd.	161	195
ORIX Corp.	2,850	163
		358

Investments	Shares	U.S. $ Value (000)
Property (Excluding Services) 0.57%
Japan Prime Realty Investment Corp. REIT	52	$123
Property Services 0.18%
Nippon Commercial Investment Corp. REIT	36	38
Retail 5.83%
Isetan Mitsukoshi Holdings Ltd.*	25,692	222
K's Holdings Corp.	16,100	272
Nitori Co., Ltd.	4,850	377
Yamada Denki Co., Ltd.	5,560	389
		1,260
Telecommunications Services 1.49%
Okinawa Cellular Telephone Co.	148	321
Total Japan		4,697
Mexico 0.48%
Diversified Financials
Desarrolladora Homex SA de CV ADR*	4,500	103
Netherlands 1.50%
Consumer Non-Durables 1.18%
Koninklijke Ahold NV	20,799	256
Electrical Equipment 0.32%
Draka Holding NV	7,552	69
Total Netherlands		325
Norway 0.78%
Chemicals 0.53%
Yara International ASA	5,190	114

See Notes to Financial Statements.
9

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	U.S. $ Value (000)
Norway (continued)
Diversified Transportation 0.25%
Songa Offshore ASA*	28,086	$55
Total Norway		169
Philippines 0.97%
Property Services
Megaworld Corp.	14,273,000	209
Spain 5.90%
Electrical Equipment 0.52%
Gamesa Corporacion Tecnologica SA	6,140	112
Food & Drink 2.06%
Ebro Puleva SA	15,452	215
Viscofan SA	11,667	232
		447
General Manufacturing & Services 1.37%
Prosegur Compania de Seguridad SA	8,876	295
Oil & Gas 1.95%
Enagas SA	19,057	421
Total Spain		1,275
Switzerland 4.10%
Chemicals 2.47%
Lonza Group AG	2,864	266
Syngenta AG	1,376	267
		533
Diversified Financials 1.31%
EFG International AG	15,756	282
Property (Excluding Services) 0.32%
Orascom Development Holding AG*	2,177	70
Total Switzerland		885

Investments	Shares	U.S. $ Value (000)
Taiwan 0.35%
Computer Hardware 0.23%
Acer, Inc.	38,058	$50
Diversified Technology 0.12%
Powerchip Semiconductor Corp.*	210,000	25
Total Taiwan		75
Thailand 0.76%
Banks & Financial Services
Bangkok Bank Public Co., Ltd.	81,133	164
Turkey 0.22%
Diversified Financials
Turkiye Is Bankasi AS	17,140	47
United Kingdom 12.72%
Aerospace & Defense 1.92%
Cobham plc	138,692	415
Air Transportation 1.52%
easyJet plc*	79,645	327
Diversified Financials 0.50%
Man Group plc	31,037	107
Engineering & Construction 1.93%
Babcock International Group plc	60,330	416
Food & Drink 1.75%
Britvic plc	94,136	361
New Britain Palm Oil Ltd.	7,502	17
		378
General Manufacturing & Services 1.38%
Intertek Group plc	26,209	299

See Notes to Financial Statements.
10

Schedule of Investments (concluded)

December 31, 2008

Investments	Shares	U.S. $ Value (000)
United Kingdom (continued)
Non-Property Financials 0.67%
Schroders plc	11,533	$145
Oil & Gas 2.83%
Ceres Power Holdings plc*	26,573	31
Dana Petroleum plc*	9,656	139
Max Petroleum plc*	347,595	12
Premier Oil plc*	9,395	135
Salamander Energy plc*	23,509	43
Tullow Oil plc	26,390	253
		613
Retail 0.22%
Marks & Spencer Group plc	15,330	48
Total United Kingdom		2,748
Total Common Stocks (cost $25,404,116)		19,107
PREFERRED STOCK 1.21%
Brazil
Utilities & Infrastructure
Companhia de Transmissao de Energia Electrica Paulista (cost $356,663)	14,533	262
Total Long-Term Investments (cost $25,760,779)		19,369

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 9.30%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $2,050,000 of U.S. Treasury Bill at 0.49% due 5/28/2009; value: $2,049,795; proceeds: $2,009,498 (cost $2,009,497)	$2,009	$2,009
Total Investments in Securities 99.00% (cost $27,770,276)		21,378
Foreign Cash and Other Assets in Excess of Liabilities 1.00%		216
Net Assets 100.00%		$21,594

  ADR  American Depositary Receipt.

  REIT  Real Estate Investment Trust.

  *  Non-income producing security.

  †  Fair value security – See Note 2(a).

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in securities, at value (cost $27,770,276)	$21,378,400
Foreign cash, at value (cost $641,701)	623,035
Receivables:
Capital shares sold	67,477
Investment securities sold	41,414
Interest and dividends	38,697
From advisor (See Note 3)	30,881
Prepaid expenses	242
Total assets	22,180,146
LIABILITIES:
Payables:
Investment securities purchased	476,756
Management fee	11,461
Capital shares reacquired	9,830
Directors' fees	2,137
Fund administration	614
Accrued expenses and other liabilities	84,877
Total liabilities	585,675
NET ASSETS	$21,594,471
COMPOSITION OF NET ASSETS:
Paid-in capital	$38,657,648
Distributions in excess of net investment income	(20,439)
Accumulated net realized loss on investments and foreign currency related transactions	(10,632,349)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(6,410,389)
Net Assets	$21,594,471
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	4,324,209
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$4.99

See Notes to Financial Statements.
12

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $51,460)	$599,903
Interest and other	9,690
Total investment income	609,593
Expenses:
Management fee	193,699
Shareholder servicing	59,720
Custody	48,238
Professional	42,066
Reports to shareholders	24,998
Fund administration	10,330
Directors' fees	148
Other	14,770
Gross expenses	393,969
Expense reductions (See Note 7)	(363)
Expenses reimbursed by advisor (See Note 3)	(120,737)
Net expenses	272,869
Net investment income	336,724
Net realized and unrealized loss:
Net realized loss on investments and foreign currency related transactions (net of foreign capital gain tax)	(10,643,155)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(7,500,106)
Net realized and unrealized loss	(18,143,261)
Net Decrease in Net Assets Resulting From Operations	$(17,806,537)

See Notes to Financial Statements.
13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment income	$336,724	$222,283
Net realized gain (loss) on investments and foreign currency related transactions	(10,643,155)	4,256,326
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(7,500,106)	(3,258,122)
Net increase (decrease) in net assets resulting from operations	(17,806,537)	1,220,487
Distributions to shareholders from:
Net investment income	(198,465)	(303,629)
Net realized gain	(808,752)	(4,062,431)
Total distributions to shareholders	(1,007,217)	(4,366,060)
Capital share transactions (See Note 10):
Proceeds from sales of shares	14,193,044	15,689,951
Reinvestment of distributions	1,007,215	4,366,061
Cost of shares reacquired	(8,754,752)	(11,040,780)
Net increase in net assets resulting from capital share transactions	6,445,507	9,015,232
Net increase (decrease) in net assets	(12,368,247)	5,869,659
NET ASSETS:
Beginning of year	$33,962,718	$28,093,059
End of year	$21,594,471	$33,962,718
Distributions in excess of net investment income	$(20,439)	$(105,733)

See Notes to Financial Statements.
14

Financial Highlights

	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$10.83	$11.89	$10.43	$8.56	$7.10
Investment operations:
Net investment income(a)	.10	.08	.10	.01	.01
Net realized and unrealized gain (loss)	(5.69)	.44	2.91	2.26	1.46
Total from investment operations	(5.59)	.52	3.01	2.27	1.47
Distributions to shareholders from:
Net investment income	(.05)	(.11)	(.05)	–	(.01)
Net realized gain	(.20)	(1.47)	(1.50)	(.40)	–
Total distributions	(.25)	(1.58)	(1.55)	(.40)	(.01)
Net asset value, end of year	$4.99	$10.83	$11.89	$10.43	$8.56
Total Return(b)	(51.53)%	4.73%	29.08%	26.63%	20.71%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.06%	1.15%	1.15%	1.40%	1.34%
Expenses, including expense reductions and expenses reimbursed	1.06%	1.15%	1.15%	1.40%	1.34%
Expenses, excluding expense reductions and expenses reimbursed	1.53%	1.36%	1.65%	2.41%	3.45%
Net investment income	1.31%	.67%	.87%	.14%	.12%
Supplemental Data:
Net assets, end of year (000)	$21,594	$33,963	$28,093	$12,571	$6,873
Portfolio turnover rate	123.71%	106.30%	98.50%	70.54%	68.22%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.
15

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers International Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

16

Notes to Financial Statements (continued)

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies on the Fund's Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on investments and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Commitments–At December 31, 2008, the Fund had entered into foreign exchange contracts in which they had agreed to purchase and sell various foreign currencies with approximate values of $453,131 and $41,416, respectively.

(h)  When-Issued or Forward Transactions–The Fund may purchase securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying

17

Notes to Financial Statements (continued)

securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$1,245,072	$(713)
Level 2 – Other Significant Observable Inputs	20,081,290	-
Level 3 – Significant Unobservable Inputs	52,038	-
Total	$21,378,400	$(713)

* Other Financial Instruments include foreign exchange contracts.

18

Notes to Financial Statements (continued)

The following is a reconciliation of investment for unobservable inputs (Level 3) that were used in determining fair value:

Investment in Securities
Balance as of January 1, 2008	$-
Net transfers in or out of Level 3	99,894
Change in unrealized appreciation (depreciation)	(47,856)
Balance as of December 31, 2008	$52,038

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

From January 1, 2008 through April 30, 2008, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) did not exceed an annual rate of .40% of average daily net assets. For the period May 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) do not exceed an annual rate of .25% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities up to .10% of the Fund's average daily NAV of the Class VC Shares for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2008, the Fund incurred expenses of $51,007 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

19

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$290,999	$1,775,512
Net long-term capital gains	716,218	2,590,548
Total distributions paid	$1,007,217	$4,366,060

As of December 31, 2008, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income - net	$11,066
Total undistributed earnings	$11,066
Capital loss carryforward*	(6,556,266)
Temporary differences	(2,070,709)
Unrealized losses - net	(8,447,268)
Total accumulated losses - net	$(17,063,177)

* As of December 31, 2008, the capital loss carryforward, along with the related expiration date, was as follows:

2016	Total
$6,556,266	$6,556,266

Certain losses incurred after October 31 ("Post-October Losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $2,056,744 and net ordinary losses of $11,828 during fiscal 2008.

As of December 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$29,807,155
Gross unrealized gain	802,609
Gross unrealized loss	(9,231,364)
Net unrealized security loss	$(8,428,755)

20

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2008 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$(52,965)	$52,965

The permanent differences are primarily attributable to the tax treatment of foreign currency transactions and certain foreign securities.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 were as follows:

Purchases	Sales
$34,864,624	$30,897,016

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

21

Notes to Financial Statements (concluded)

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the equity securities markets in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other instruments.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	2,092,393	1,242,621
Reinvestment of distributions	208,966	415,025
Shares reacquired	(1,114,116)	(882,838)
Increase	1,187,243	774,808

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the "Company"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2009

23

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's Company organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

25

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly Managing Director, Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Kenneth G. Fuller (1945)	Vice President	Elected in 2003	Partner, Portfolio Manager, joined Lord Abbett in 2002.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2000.

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

28

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the fifth quintile of its performance universe for the nine-month, one-year, and three-year periods and in the fourth quintile for the five-year period. The Board also observed that the performance of the Fund was lower than that of the Lipper VUF International Growth Index for each of those periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the International Opportunities Fund and the investment performance of the Class A shares of the International Opportunities Fund was in the fifth quintile of its performance universe and lower than that of the relevant index for the ten-year period.

29

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement through April 30, 2009 that limited all expenses other than management fees to 0.25%, but that Lord Abbett did not propose to enter into a new agreement, and instead intended to make voluntary reimbursements to keep the total expense ratio at approximately 1.28% for the period from May 1, 2009 through April 30, 2010, which reimbursements it could end at any time. The Board observed that for the nine months ended September 30, 2008 the contractual management and administrative services fees were approximately eight basis points below the median of the peer group and the actual management and administrative services fees were approximately nine basis points above the median of the peer group. The Board observed that for the nine months ended September 30, 2008 the total expense ratio of the Fund was approximately twenty-three basis points below the median of the peer group. The Board also considered what the Fund's expense ratio likely would be if Lord Abbett did not reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

30

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

Of the distributions paid to shareholders during the fiscal year December 31, 2008, $716,218 represents long-term capital gains.

The Fund intends to pass through foreign source income of $651,363 and foreign taxes of $53,355.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

International Portfolio

LASFI-2-1208

(2/09)

2008

LORD ABBETT ANNUAL REPORT

Lord Abbett

Series Fund—Large Cap Core Portfolio

For the fiscal year ended December 31, 2008

Lord Abbett Series Fund — Large Cap Core Portfolio

Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund — Large Cap Core Portfolio's performance for the fiscal year ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers. We encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market accelerated in the last four months of the fiscal year, during which the equity markets (as measured by the S&P 500® Index1) reached a low point for the 2008 calendar year on November 20, 2008. The closing months of the fiscal year were marked by the most extreme volatility in the equities markets since the 1930s. For example, the S&P 500 Index finished the calendar year with a loss of 37.00%. On December 1, 2008, the National Bureau of Economic Research stated that the U.S. economy technically had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3)

1

or large cap stocks (as measured by the Russell 1000® Index4), but even small caps were down 33.79% in the 12 months ended December 31, 2008. Large cap stocks declined 37.60%, while mid cap stocks were down 41.46%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (represented by the Russell 3000® Growth Index6), declining 36.25%, compared to a 38.44% decline for growth stocks.

Q: How did the Large Cap Core Portfolio perform during the fiscal year ended December 31, 2008?

A: The Fund returned -31.28%, reflecting performance at the net asset value (NAV) of Class VC shares, compared to its benchmarks, the Russell 1000 Index and the S&P 500® Index, which returned -37.60% and -37.00%, respectively, in the same period.

Q: What were the most significant factors affecting performance?

A: The most significant contributors to the Fund's performance relative to the Russell 1000 Index for the one-year period were the healthcare sector, the consumer staples sector (owing to an overweight position), and the technology sector.

Among individual holdings that contributed to performance were consumer staples holding Wm. Wrigley Jr. Co. (the Fund's number-one contributor), a maker of chewing and bubble gum (the company was acquired by Mars, Inc. in fourth quarter 2008); And healthcare holdings ImClone Systems Inc., a biopharmaceutical company that develops targeted biologic treatments to address the medical needs of cancer patients, was a significant contributor (the company was acquired in November 2008 by Eli Lilly and Co.) and Celgene Corp., a global biopharmaceutical company.

The greatest detractors from the Fund's performance were the integrated oils sector (owing to an underweight position), the auto and transportation sector (owing to an underweight position), and the consumer discretionary sector.

Among individual holdings that detracted from performance were consumer discretionary holding Electronic Arts Inc. (the Fund's number-one detractor), a developer of interactive entertainment software; financial services holding Bank of America Corp., which offers commercial banking services, among others; and technology holding Microsoft Co., a maker of computer software.

The Fund's portfolio is actively managed and, therefore, its holdings and weighting of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During the period covered by this report, expense reimbursements were in place. Without such expense reimbursements, the Fund's returns would have been lower.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2008

	1 Year	Life of Class
Class VC2	-31.28%	-1.81%

1  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 29, 2005.

2  The Class VC shares were first offered on April 29, 2005.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/08	12/31/08	7/1/08 – 12/31/08
Class VC
Actual	$1,000.00	$766.90	$4.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58

†  Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Auto & Transportation	0.89%
Consumer Discretionary	14.01%
Consumer Staples	11.80%
Financial Services	17.24%
Healthcare	13.14%
Integrated Oils	7.64%
Materials & Processing	5.74%
Other	1.39%
Other Energy	2.18%
Producer Durables	4.45%
Technology	11.02%
Utilities	8.16%
Short-Term Investment	2.34%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

6

Schedule of Investments

December 31, 2008

Investments	Shares	Value (000)
COMMON STOCKS 97.68%
Aerospace 3.95%
Boeing Co. (The)	1,913	$82
Lockheed Martin Corp.	2,376	200
Raytheon Co.	4,874	249
United Technologies Corp.	4,444	238
Total		769
Agriculture, Fishing & Ranching 2.51%
Monsanto Co.	6,958	489
Banks 10.17%
Bank of America Corp.	14,093	199
BB&T Corp.	1,668	46
Fifth Third Bancorp	5,229	43
JPMorgan Chase & Co.	15,358	484
Northern Trust Corp.	3,607	188
PNC Financial Services Group, Inc. (The)	6,231	305
SunTrust Banks, Inc.	2,993	88
U.S. Bancorp	8,047	201
Wells Fargo & Co.	14,468	427
Total		1,981
Beverage: Soft Drinks 2.96%
Coca-Cola Co. (The)	6,370	288
PepsiCo, Inc.	5,277	289
Total		577
Biotechnology Research & Production 3.62%
Amgen, Inc.*	2,140	124
Baxter International, Inc.	2,197	118
Celgene Corp.*	2,121	117
Genentech, Inc.*	2,416	200
Genzyme Corp.*	2,195	146
Total		705
Chemicals 1.46%
Praxair, Inc.	4,788	284

Investments	Shares	Value (000)
Communications & Media 0.27%
Time Warner, Inc.	5,160	$52
Communications Technology 2.69%
Cisco Systems, Inc.*	15,397	251
Corning, Inc.	7,175	68
McAfee, Inc.*	363	13
QUALCOMM, Inc.	5,359	192
Total		524
Computer Services, Software & Systems 4.23%
Adobe Systems, Inc.*	5,734	122
Citrix Systems, Inc.*	433	10
Google, Inc. Class A*	186	57
Microsoft Corp.	21,906	426
Oracle Corp.*	8,567	152
Yahoo!, Inc.*	4,585	56
Total		823
Computer Technology 3.33%
Hewlett-Packard Co.	9,297	337
International Business Machines Corp.	3,703	312
Total		649
Consumer Electronics 2.13%
Activision Blizzard, Inc.*	32,274	279
Electronic Arts, Inc.*	8,499	136
Total		415
Copper 0.07%
Freeport-McMoRan Copper & Gold, Inc.	579	14
Diversified Financial Services 3.34%
Bank of New York Mellon Corp. (The)	9,544	270
Goldman Sachs Group, Inc. (The)	2,093	177

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Diversified Financial Services (continued)
MetLife, Inc.	5,020	$175
Morgan Stanley	1,766	28
Total		650
Drug & Grocery Store Chains 0.69%
Kroger Co. (The)	3,758	99
Walgreen Co.	1,432	35
Total		134
Drugs & Pharmaceuticals 6.48%
Abbott Laboratories	4,840	258
Eli Lilly & Co.	1,212	49
Gilead Sciences, Inc.*	5,607	287
Johnson & Johnson	5,012	300
Merck & Co., Inc.	4,078	124
Pfizer, Inc.	8,180	145
Schering-Plough Corp.	5,784	99
Total		1,262
Electrical Equipment & Components 0.23%
Emerson Electric Co.	1,240	45
Electronics: Medical Systems 0.20%
Medtronic, Inc.	1,233	39
Electronics: Semi-Conductors/Components 1.35%
Intel Corp.	13,873	203
Texas Instruments, Inc.	3,892	60
Total		263
Energy: Miscellaneous 0.32%
Valero Energy Corp.	2,854	62
Entertainment 0.42%
Walt Disney Co. (The)	3,573	81
Finance Companies 0.02%
Capital One Financial Corp.	153	5

Investments	Shares	Value (000)
Financial Data Processing Services & Systems 0.31%
Western Union Co.	4,191	$60
Foods 2.76%
Campbell Soup Co.	2,280	68
General Mills, Inc.	2,212	134
Kellogg Co.	3,361	147
Kraft Foods, Inc. Class A	7,003	188
Total		537
Health & Personal Care 1.54%
CVS Caremark Corp.	2,083	60
Express Scripts, Inc.*	4,006	220
Medco Health Solutions, Inc.*	485	20
Total		300
Healthcare Facilities 0.74%
Quest Diagnostics, Inc.	2,764	144
Hotel/Motel 0.46%
Marriott International, Inc. Class A	3,083	60
Starwood Hotels & Resorts Worldwide, Inc.	1,668	30
Total		90
Insurance: Life 0.34%
Prudential Financial, Inc.	2,176	66
Insurance: Multi-Line 2.26%
Aon Corp.	9,164	419
Hartford Financial Services Group, Inc. (The)	1,347	22
Total		441
Investment Management Company 0.80%
T. Rowe Price Group, Inc.	4,366	155

See Notes to Financial Statements.
8

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Leisure Time 0.93%
Carnival Corp. Unit	6,400	$156
Royal Caribbean Cruises Ltd.	1,865	26
Total		182
Machinery: Oil Well Equipment & Services 1.16%
Schlumberger Ltd.	4,446	188
Weatherford International Ltd.*	3,494	38
Total		226
Medical & Dental Instruments & Supplies 0.56%
St. Jude Medical, Inc.*	3,302	109
Milling: Fruit & Grain Processing 1.69%
Archer Daniels Midland Co.	11,436	330
Miscellaneous: Consumer Staples 0.35%
Diageo plc ADR	1,203	68
Multi-Sector Companies 1.39%
General Electric Co.	10,300	167
Honeywell International, Inc.	3,178	104
Total		271
Oil: Crude Producers 0.70%
Apache Corp.	1,049	78
XTO Energy, Inc.	1,654	58
Total		136
Oil: Integrated Domestic 1.75%
ConocoPhillips	1,800	93
Hess Corp.	3,674	197
Occidental Petroleum Corp.	830	50
Total		340
Oil: Integrated International 5.89%
Chevron Corp.	4,651	344
Exxon Mobil Corp.	9,781	781
Marathon Oil Corp.	811	22
Total		1,147

Investments	Shares	Value (000)
Railroads 0.09%
Union Pacific Corp.	356	$17
Restaurants 0.29%
Darden Restaurants, Inc.	1,993	56
Retail 8.67%
Bed Bath & Beyond, Inc.*	1,892	48
Best Buy Co., Inc.	6,959	196
Dick's Sporting Goods, Inc.*	5,339	75
GameStop Corp. Class A*	1,200	26
Home Depot, Inc. (The)	4,949	114
J.C. Penney Co., Inc.	5,108	101
Kohl's Corp.*	6,936	251
Macy's, Inc.	2,283	24
Target Corp.	6,823	236
Wal-Mart Stores, Inc.	11,011	617
Total		1,688
Soaps & Household Chemicals 3.60%
Colgate-Palmolive Co.	3,612	248
Procter & Gamble Co. (The)	7,323	453
Total		701
Telecommunications Equipment 0.28%
Nokia Corp. ADR	3,483	54
Textiles Apparel Manufacturers 0.27%
Coach, Inc.*	2,550	53
Tobacco 1.44%
Altria Group, Inc.	5,051	76
Philip Morris International, Inc.	4,677	204
Total		280
Transportation: Miscellaneous 0.81%
United Parcel Service, Inc. Class B	2,854	157
Utilities: Cable TV & Radio 0.32%
Comcast Corp. Class A	3,825	62

See Notes to Financial Statements.
9

Schedule of Investments (concluded)

December 31, 2008

Investments	Shares	Value (000)
Utilities: Electrical 4.64%
Dominion Resources, Inc.	5,426	$194
FPL Group, Inc.	4,126	208
Northeast Utilities	3,785	91
PG&E Corp.	5,079	197
Progress Energy, Inc.	5,381	214
Total		904
Utilities: Telecommunications 3.20%
AT&T, Inc.	18,613	531
Verizon Communications, Inc.	2,715	92
Total		623
Total Common Stocks (cost $24,010,356)		19,020

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.34%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $465,000 of U.S. Treasury Bill at 0.49% due 5/28/2009; value: $464,954; proceeds: $455,140 (cost $455,140)	$455	$455
Total Investments in Securities 100.02% (cost $24,465,496)		19,475
Liabilities in Excess of Other Assets (0.02%)		(4)
Net Assets 100.00%		$19,471

ADR  American Depositary Receipt.

  Unit  More than one class of securities traded together.

  *  Non-income producing security.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in securities, at value (cost $24,465,496)	$19,475,129
Receivables:
Investment securities sold	339,138
Interest and dividends	32,177
From advisor (See Note 3)	16,357
Prepaid expenses	211
Total assets	19,863,012
LIABILITIES:
Payables:
Investment securities purchased	300,567
Management fee	10,682
Capital shares reacquired	6,261
Fund administration	610
Directors' fees	601
Accrued expenses and other liabilities	73,337
Total liabilities	392,058
NET ASSETS	$19,470,954
COMPOSITION OF NET ASSETS:
Paid-in capital	$25,642,569
Undistributed net investment income	215
Accumulated net realized loss on investments	(1,181,463)
Net unrealized depreciation on investments	(4,990,367)
Net Assets	$19,470,954
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,242,486
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$8.68

See Notes to Financial Statements.
11

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $1,509)	$444,479
Interest	15,276
Total investment income	459,755
Expenses:
Management fee	147,663
Shareholder servicing	77,400
Reports to shareholders	41,087
Professional	34,176
Fund administration	8,438
Custody	5,278
Directors' fees	415
Other	354
Gross expenses	314,811
Expense reductions (See Note 7)	(302)
Expenses reimbursed by advisor (See Note 3)	(82,468)
Net expenses	232,041
Net investment income	227,714
Net realized and unrealized loss:
Net realized loss on investments	(1,144,332)
Net change in unrealized appreciation on investments	(6,887,290)
Net realized and unrealized loss	(8,031,622)
Net Decrease in Net Assets Resulting From Operations	$(7,803,908)

See Notes to Financial Statements.
12

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment income	$227,714	$128,181
Net realized gain (loss) on investments	(1,144,332)	769,456
Net change in unrealized appreciation on investments	(6,887,290)	796,013
Net increase (decrease) in net assets resulting from operations	(7,803,908)	1,693,650
Distributions to shareholders from:
Net investment income	(227,312)	(129,733)
Net realized gain	(146,412)	(731,196)
Total distributions to shareholders	(373,724)	(860,929)
Capital share transactions (See Note 10):
Proceeds from sales of shares	9,769,588	7,407,694
Reinvestment of distributions	373,724	860,930
Cost of shares reacquired	(3,693,367)	(1,645,776)
Net increase in net assets resulting from capital share transactions	6,449,945	6,622,848
Net increase (decrease) in net assets	(1,727,687)	7,455,569
NET ASSETS:
Beginning of year	$21,198,641	$13,743,072
End of year	$19,470,954	$21,198,641
Undistributed (distributions in excess of) net investment income	$215	$(123)

See Notes to Financial Statements.
13

Financial Highlights

	Year Ended 12/31			4/29/2005(a) to
	2008	2007	2006	12/31/2005
Per Share Operating Performance
Net asset value, beginning of period	$12.89	$12.14	$10.86	$10.00
Investment operations:
Net investment income(b)	.12	.09	.10	.06
Net realized and unrealized gain (loss)	(4.16)	1.21	1.30	.83
Total from investment operations	(4.04)	1.30	1.40	.89
Distributions to shareholders from:
Net investment income	(.10)	(.08)	(.07)	(.03)
Net realized gain	(.07)	(.47)	(.05)	–
Total distributions	(.17)	(.55)	(.12)	(.03)
Net asset value, end of period	$8.68	$12.89	$12.14	$10.86
Total Return(c)	(31.28)%	10.68%	12.91%	8.87	%(d)
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including expenses reimbursed	1.10%	1.10%	1.10%	1.10	%(e)
Expenses, including expense reductions and expenses reimbursed	1.10%	1.10%	1.10%	.74	%(d)
Expenses, excluding expense reductions and expenses reimbursed	1.49%	1.45%	1.91%	7.79	%(e)
Net investment income	1.08%	.72%	.89%	1.41	%(e)
Supplemental Data:
Net assets, end of period (000)	$19,471	$21,199	$13,743	$4,992
Portfolio turnover rate	40.08%	42.46%	34.27%	24.42	%(d)

(a) Commencement of operations.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Annualized.

See Notes to Financial Statements.
14

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Large-Cap Core Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is growth of capital and growth of income consistent with reasonable risk. The Fund offers Variable Contract class shares ("Class VC Shares"), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

15

Notes to Financial Statements (continued)

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

16

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$19,019,989
Level 2 – Other Significant Observable Inputs	455,140
Total	$19,475,129

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .70% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period January 1, 2008 through April 30, 2009, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that total annual operating expenses (excluding management fee) do not exceed an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities up to .10% of the Fund's average daily NAV of the Class VC Shares for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2008, the Fund incurred expenses of $73,831 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are

17

Notes to Financial Statements (continued)

declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$227,376	$319,019
Net long-term capital gains	146,348	541,910
Total distributions paid	$373,724	$860,929

As of December 31, 2008, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income - net	$816
Total undistributed earnings	$816
Capital loss carryforward*	(590,022)
Temporary differences	(427,276)
Unrealized losses - net	(5,155,133)
Total accumulated losses - net	$(6,171,615)

* As of December 31, 2008, the capital loss carryforward, along with the related expiration date, was as follows:

2016	Total
$590,022	$590,022

Certain losses incurred after October 31, ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $426,675 during fiscal 2008.

As of December 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$24,630,262
Gross unrealized gain	170,223
Gross unrealized loss	(5,325,356)
Net unrealized security loss	$(5,155,133)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

18

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended December 31, 2008 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(64)	$64

The permanent difference is attributable to the tax treatment of distributions paid.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 were as follows:

Purchases	Sales
$14,741,937	$8,165,904

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general

19

Notes to Financial Statements (concluded)

and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other and other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

To the extent the Fund invests in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	900,643	571,710
Reinvestment of distributions	45,027	66,225
Shares reacquired	(348,275)	(124,900)
Increase	597,395	513,035

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large-Cap Core Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the "Company"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large-Cap Core Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2009

21

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's Company organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

22

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

23

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

24

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly Managing Director, Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Kenneth G. Fuller (1945)	Vice President	Elected in 2003	Partner, Portfolio Manager, joined Lord Abbett in 2002.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000 - 2005).

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2000.

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

25

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

26

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Fund was in the first quintile of its performance universe for the nine-month, one-year, and three-year periods and that the Fund's investment performance was higher that of the Lipper VUF Large-Cap Core Index for each of those periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Large-Cap Core Fund and that the investment performance of the Class A shares of the Large-Cap Core Fund was in the first quintile of its performance universe for the five-year and ten-year periods and higher than that of the Lipper Large-Cap Core Index for those periods.

27

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board noted that it and Lord Abbett had agreed to an expense reimbursement agreement to April 30, 2009 that limited all expenses other than management fees to 0.40%, but that Lord Abbett did not propose to enter into a new agreement, and instead intended to make voluntary reimbursements to keep the total expense ratio at approximately 1.20% for the period from May 1, 2009 through April 30, 2010 which reimbursements it could end at any time. The Board observed that for the nine-month ended September 30, 2008 the contractual management and administrative services fees were approximately the same as the median of the peer group and the actual management and administrative services fees were approximately eleven basis points above the median of the peer group. The Board also observed that for the nine months ended September 30, 2008 the total expense ratio of the Fund was approximately ten basis points below the median of the peer group. The Board also considered what the Fund's expense ratio likely would be if Lord Abbett did not reimburse any expenses and how that expense ratio would compare to that of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

28

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, 100% of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2008, $146,348 represents long-term capital gains.

30

This page is intentionally left blank.

This page is intentionally left blank.

LASFLCC-2-1208

(2/09)

Lord Abbett Series Fund, Inc.

Large-Cap Core Portfolio

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

2008

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Value Portfolio

For the fiscal year ended December 31, 2008

Lord Abbett Series Fund — Mid Cap Value Portfolio

Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Series Fund – Mid Cap Value Portfolio's performance for the fiscal period ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers. We encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.
Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market accelerated in the last four months of the fiscal year, during which the equity markets (as measured by the S&P 500® Index1) reached a low point for the 2008 calendar year on November 20, 2008. The closing months of the fiscal year were marked by the most extreme volatility in the equities markets since the 1930s. For example, the S&P 500 Index finished the calendar year with a loss of 37.00%. On December 1, 2008, the National Bureau of Economic Research stated that the U.S. economy technically had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3) or large cap stocks (as measured by the Russell 1000® Index4), but even small caps

1

were down 33.79% in the 12 months ended December 31, 2008. Large cap stocks declined 37.60%, while mid cap stocks were down 41.46%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (represented by the Russell 3000® Growth Index6), declining 36.25%, compared to a 38.44% decline for growth stocks.

Q: How did the Mid Cap Value Portfolio perform during the fiscal year ended December 31, 2008?

A: The Fund returned -39.36%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,7 which had a total return of -38.44% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund's performance relative to its benchmark for the one-year period were the consumer discretionary sector, the technology sector (owing to an overweight position), and the auto and transportation sector.

Among individual holdings that detracted from performance were consumer discretionary holding R.H. Donnelley Corp. (the Fund's number-one detractor), a publisher of various Sprint Yellow Pages directories; technology holding JDS Uniphase Corp., a provider of communications test & measurement solutions and optical products; and utilities holding Qwest Communications International Inc., a provider of broadband Internet-based data, voice, and image communications.

The most significant contributors to the Fund's performance were the materials and processing sector, the healthcare sector (owing to an overweight position), and the other energy sector (which includes oil service companies, as well as smaller exploration and production companies, and independent refiners).

Among individual holdings that contributed to performance were materials and processing holdings Archer- Daniels-Midland Co. (the Fund's number-one contributor), an agricultural commodities and products dealer, and The Mosaic Co., a provider of crop nutrients to agricultural communities; and consumer discretionary holding Darden Restaurants, Inc., an operator of casual dining restaurants.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

A prospectus contains important information about a fund, including its investment objectives, risks, charges and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

7  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are members of the Russell 1000® Value index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P MidCap 400/Citigroup Value Index and the Russell Midcap® Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return for the Periods Ended December 31, 2008

	1 Year	5 Years	Life of Class
Class VC2	-39.36%	-1.68%	5.75%

1 Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on September 15, 1999.

2 The Class VC shares were first offered on September 15, 1999.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period†
	7/1/08	12/31/08	7/1/08 – 12/31/08
Class VC
Actual	$1,000.00	$698.50	$4.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84

†  Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Auto & Transportation	2.93%
Consumer Discretionary	12.97%
Consumer Staples	9.08%
Financial Services	11.00%
Healthcare	8.39%
Integrated Oils	0.79%
Materials & Processing	11.82%
Other	2.87%
Other Energy	4.24%
Producer Durables	3.67%
Technology	7.13%
Utilities	20.58%
Short-Term Investment	4.53%
Total	100.00%

  *  A sector may comprise several industries.

  **  Represents percent of total investments.

6

Schedule of Investments

December 31, 2008

Investments	Shares	Value (000)
COMMON STOCKS 95.41%
Advertising Agency 1.59%
Interpublic Group of Cos., Inc. (The)*	2,150,558	$8,516
Auto Parts: After Market 1.81%
Genuine Parts Co.	256,713	9,719
Auto Parts: Original Equipment 0.18%
ArvinMeritor, Inc.	331,531	945
Banks 4.96%
Comerica, Inc.	336,300	6,676
Fifth Third Bancorp	857,300	7,081
M&T Bank Corp.	117,100	6,723
Zions Bancorp	252,800	6,196
Total		26,676
Beverage: Soft Drinks 1.74%
Coca-Cola Enterprises, Inc.	777,092	9,348
Building: Materials 0.81%
Owens Corning, Inc.*	252,100	4,361
Chemicals 1.33%
Eastman Chemical Co.	225,140	7,139
Communications Technology 5.63%
ADC Telecommunications, Inc.*	943,934	5,163
JDS Uniphase Corp.*	1,667,047	6,085
McAfee, Inc.*	309,723	10,707
Tellabs, Inc.*	2,018,700	8,317
Total		30,272
Computer Services, Software & Systems 1.05%
Sybase, Inc.*	228,193	5,652
Consumer Products 1.92%
Snap-on, Inc.	261,760	10,308

Investments	Shares	Value (000)
Containers & Packaging: Paper & Plastic 2.16%
Pactiv Corp.*	465,435	$11,580
Diversified Manufacturing 2.44%
Ball Corp.	315,065	13,104
Diversified Production 0.29%
Pentair, Inc.	66,700	1,579
Drug & Grocery Store Chains 3.98%
Kroger Co. (The)	405,697	10,715
Safeway, Inc.	449,737	10,690
Total		21,405
Drugs & Pharmaceuticals 5.68%
King Pharmaceuticals, Inc.*	1,472,382	15,637
Mylan, Inc.*	1,507,174	14,906
Total		30,543
Electronics: Semi-Conductors/Components 0.44%
Marvell Technology Group Ltd.*	351,600	2,345
Engineering & Contracting Services 1.12%
KBR, Inc.	394,998	6,004
Finance Companies 1.30%
Capital One Financial Corp.	218,600	6,971
Foods 3.35%
Dean Foods Co.*	453,524	8,150
Smithfield Foods, Inc.*	701,154	9,865
Total		18,015
Health & Personal Care 1.38%
HealthSouth Corp.*	677,735	7,428
Identification Control & Filter Devices 1.13%
Hubbell, Inc. Class B	185,473	6,061

See Notes to Financial Statements.
7

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Insurance: Life 0.86%
Conseco, Inc.*	888,449	$4,602
Insurance: Multi-line 2.32%
ACE Ltd. (Switzerland)(a)	235,719	12,474
Insurance: Property-Casualty 1.55%
PartnerRe Ltd.	117,190	8,352
Machinery: Engines 0.94%
Cummins, Inc.	189,650	5,069
Machinery: Oil Well Equipment & Services 1.32%
Halliburton Co.	390,060	7,091
Medical & Dental Instruments & Supplies 1.32%
Covidien Ltd.	195,200	7,074
Metal Fabricating 1.89%
Timken Co. (The)	516,075	10,131
Milling: Fruit & Grain Processing 1.02%
Archer Daniels Midland Co.	191,000	5,507
Miscellaneous: Equipment 1.31%
W.W. Grainger, Inc.	88,944	7,012
Multi-Sector Companies 2.87%
Eaton Corp.	115,800	5,756
Textron, Inc.	342,500	4,750
Tyco International Ltd.	228,430	4,934
Total		15,440
Oil: Crude Producers 2.92%
EOG Resources, Inc.	126,316	8,410
Range Resources Corp.	211,739	7,282
Total		15,692
Oil: Integrated International 0.79%
Transocean Ltd.*	89,545	4,231

Investments	Shares	Value (000)
Paints & Coatings 1.05%
Valspar Corp. (The)	310,806	$5,623
Publishing: Miscellaneous 1.46%
R.R. Donnelley & Sons Co.	578,335	7,854
Publishing: Newspapers 0.31%
Gannett Co., Inc.	207,600	1,661
Restaurants 2.75%
Brinker International, Inc.	729,444	7,688
Darden Restaurants, Inc.	251,534	7,088
Total		14,776
Retail 2.89%
Foot Locker, Inc.	558,663	4,101
Macy's, Inc.	484,523	5,015
OfficeMax, Inc.	842,240	6,435
Total		15,551
Services: Commercial 2.05%
Republic Services, Inc.	443,962	11,006
Tires & Rubber 0.94%
Goodyear Tire & Rubber Co. (The)*	849,900	5,074
Utilities: Electrical 9.04%
Ameren Corp.	379,276	12,615
CMS Energy Corp.	1,261,118	12,750
NiSource, Inc.	940,258	10,315
Northeast Utilities	536,163	12,900
Total		48,580
Utilities: Gas Distributors 0.58%
Southwest Gas Corp.	123,708	3,120
Utilities: Telecommunications 10.94%
CenturyTel, Inc.	421,231	11,512
EMBARQ Corp.	471,767	16,965

See Notes to Financial Statements.
8

Schedule of Investments (concluded)

December 31, 2008

Investments	Shares	Value (000)
Utilities: Telecommunications (continued)
Qwest Communications International, Inc.	4,522,141	$16,461
Windstream Corp.	1,506,082	13,856
Total		58,794
Total Common Stocks (cost $773,250,608)		512,685

	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 4.52%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $24,800,000 of U.S. Treasury Bill at 0.15% due 2/26/2009; value $24,797,520; proceeds; $24,307,281 (cost $24,307,267)	$24,307	$24,307
Total Investments in Securities 99.93% (cost $797,557,875)		536,992
Other Assets in Excess of Liabilities 0.07%		372
Net Assets 100.00%		$537,364

*  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in securities, at value (cost $797,557,875)	$536,991,808
Receivables:
Interest and dividends	1,211,004
Capital shares sold	576,528
Prepaid expenses	7,514
Total assets	538,786,854
LIABILITIES:
Payables:
Capital shares reacquired	672,853
Management fee	306,947
Directors' fees	81,846
Fund administration	16,491
Accrued expenses and other liabilities	344,574
Total liabilities	1,422,711
NET ASSETS	$537,364,143
COMPOSITION OF NET ASSETS:
Paid-in capital	$894,114,099
Distributions in excess of net investment income	(81,846)
Accumulated net realized loss on investments	(96,102,043)
Net unrealized depreciation on investments	(260,566,067)
Net Assets	$537,364,143
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	51,142,561
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$10.51

See Notes to Financial Statements.
10

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends	$17,995,165
Interest and other	774,900
Total investment income	18,770,065
Expenses:
Management fee	5,963,235
Shareholder servicing	2,612,585
Fund administration	318,056
Reports to shareholders	152,137
Professional	54,555
Custody	24,382
Directors' fees	5,306
Other	23,628
Gross expenses	9,153,884
Expense reductions (See Note 7)	(12,182)
Net expenses	9,141,702
Net investment income	9,628,363
Net realized and unrealized loss:
Net realized loss on investments	(93,907,465)
Net change in unrealized appreciation on investments	(293,182,584)
Net realized and unrealized loss	(387,090,049)
Net Decrease in Net Assets Resulting From Operations	$(377,461,686)

See Notes to Financial Statements.
11

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment income	$9,628,363	$4,703,719
Net realized gain (loss) on investments	(93,907,465)	153,686,081
Net realized gain on redemption in-kind	–	35,698,917
Net change in unrealized appreciation on investments	(293,182,584)	(171,806,308)
Net increase (decrease) in net assets resulting from operations	(377,461,686)	22,282,409
Distributions to shareholders from:
Net investment income	(9,667,724)	(4,795,927)
Net realized gain	(32,305,496)	(140,987,785)
Total distributions to shareholders	(41,973,220)	(145,783,712)
Capital share transactions (See Note 10):
Proceeds from sales of shares	60,325,957	120,931,307
Reinvestment of distributions	41,973,219	145,783,712
Cost of shares reacquired	(197,658,370)	(172,567,019)
Cost of redemption in-kind	–	(144,846,081)
Net decrease in net assets resulting from capital share transactions	(95,359,194)	(50,698,081)
Net decrease in net assets	(514,794,100)	(174,199,384)
NET ASSETS:
Beginning of year	$1,052,158,243	$1,226,357,627
End of year	$537,364,143	$1,052,158,243
Distributions in excess of net investment income	$(81,846)	$(93,080)

See Notes to Financial Statements.
12

Financial Highlights

	Year Ended 12/31
	2008	2007		2006		2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$18.90	$21.78		$21.09		$20.79	$17.04
Investment operations:
Net investment income(a)	.19	.09		.10		.11	.09
Net realized and unrealized gain (loss)	(7.68)	.07		2.47		1.60	4.01
Total from investment operations	(7.49)	.16		2.57		1.71	4.10
Distributions to shareholders from:
Net investment income	(.21)	(.10)		(.11)		(.10)	(.06)
Net realized gain	(.69)	(2.94)		(1.77)		(1.31)	(.29)
Total distributions	(.90)	(3.04)		(1.88)		(1.41)	(.35)
Net asset value, end of year	$10.51	$18.90		$21.78		$21.09	$20.79
Total Return(b)	(39.36)%	.58%		12.23%		8.22%	24.04%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.15%	1.12%		1.12%		1.13%	1.17%
Expenses, excluding expense reductions	1.15%	1.12%		1.12%		1.13%	1.17%
Net investment income	1.21%	.40%		.48%		.51%	.46%
Supplemental Data:
Net assets, end of year (000)	$537,364	$1,052,158		$1,226,358		$1,197,020	$834,428
Portfolio turnover rate	30.43%	35.39	%(c)	27.96	%(c)	24.67%	17.61%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

(c) Includes portfolio securities delivered as a result of redemption in-kind transactions.

See Notes to Financial Statements.
13

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers the Mid-Cap Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

14

Notes to Financial Statements (continued)

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$512,684,541
Level 2 – Other Significant Observable Inputs	24,307,267
Total	$536,991,808

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .75% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities up to .10% of the Fund's average daily NAV of the Class VC Shares for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the fiscal year ended December 31, 2008, the Fund incurred expenses of $2,536,205 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

Two Directors and certain of the Company's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal

16

Notes to Financial Statements (continued)

income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$11,178,159	$13,902,908
Net long-term capital gains	30,795,061	131,880,804
Total distributions paid	$41,973,220	$145,783,712

As of December 31, 2008, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforward*	$(59,666,300)
Temporary differences	(26,938,641)
Unrealized losses - net	(270,145,015)
Total accumulated losses - net	$(356,749,956)

* As of December 31, 2008, the capital loss carryforward, along with the related expiration date, was as follows:

2016	Total
$59,666,300	$59,666,300

Certain losses incurred after October 31 ("Post-October Losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $26,856,795 during fiscal 2008.

As of December 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$807,136,823
Gross unrealized gain	13,203,027
Gross unrealized loss	(283,348,042)
Net unrealized security loss	$(270,145,015)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2008, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distribution in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$50,595	$6,880	$(57,475)

The permanent difference is attributable to the tax treatment of distributions paid.

17

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 are as follows:

Purchases	Sales
$235,840,348	$354,958,942

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2008.

6. DIRECTORS' REMUNERATION

The Company's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

18

Notes to Financial Statements (concluded)

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	4,224,226	5,284,750
Reinvestment of distributions	4,248,301	7,636,653
Shares reacquired	(13,010,723)	(7,534,043)
Redemptions in-kind	-	(6,002,739)
Decrease	(4,538,196)	(615,379)

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid-Cap Value Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the "Company"), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid-Cap Value Portfolio of the Lord Abbett Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 17, 2009

20

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's Company organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Company as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

21

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Company	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

22

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1995.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Paul J. Volovich (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.

23

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly Managing Director, Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Kenneth G. Fuller (1945)	Vice President	Elected in 2003	Partner, Portfolio Manager, joined Lord Abbett in 2002.

Michael S. Goldstein (1968)	Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Deepak Khanna (1963)	Vice President	Elected in 2008	Portfolio Manager, returned to Lord Abbett in 2007 from Jennison Associates LLC (2005 - 2007). Mr. Khanna's former experience at Lord Abbett included Senior Research Analyst - other investment strategies (2000 - 2005).

Maren Lindstrom (1962)	Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2000.

David J. Linsen (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2001.

24

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Company	Length of Service of Current Position	Principal Occupation During Past Five Years
Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Todor Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003, formerly Associate Portfolio Manager of Credit Suisse Asset Management.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Randy Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Company's Directors. It is available free upon request.

25

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the Fund's investment performance was in the fourth quintile of its performance universe for the nine-month period and in the fifth quintile for the one-year, three-year, and five-year periods. The Board also observed that the investment performance was lower than that of the Lipper VUF Mid-Cap Value Index for each of those periods. The Board also noted that the Fund's investment objective, strategy, and investment team were identical to those of the Mid-Cap Value Fund and that the Mid-Cap Value Fund was in the second quintile of its performance universe and higher than the relevant Lipper index for the ten-year period.

26

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that in July 2008 one of the Fund's portfolio managers, Ed von der Linde, had left Lord Abbett, with Howard Hansen continuing as portfolio manager for the Fund, assisted by Jeff Diamond. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the nine months ended September 30, 2008 the contractual and actual management and administrative services fees were approximately seven basis points above the median of the peer group. The Board also observed that for the nine months ended September 30, 2008 the total expense ratio of the Fund was approximately nine basis points above the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held

27

in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

28

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For corporate shareholders, all of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2008, $30,795,061 represents long-term capital gains.

29

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc.

Mid-Cap Value Portfolio

LASFMCV-2-1208

(02/09)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2008 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:

Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2008 and 2007 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2008	2007
Audit Fees {a}	$282,500	$271,500
Audit-Related Fees	-0-	-0-
Total audit and audit-related fees	282,500	271,500

Tax Fees {b}	47,082	45,718
All Other Fees	-0-	-0-

Total Fees	$329,582	$317,218

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2008 and 2007 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2008 and 2007 were:

	Fiscal year ended:
	2008	2007
All Other Fees {a}	$155,939	$137,700

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2008 and 2007 were:

	Fiscal year ended:
	2008		2007
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:

Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

		Not applicable.

Item 10:		Submission of Matters to a Vote of Security Holders.

		Not applicable.

Item 11:		Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:		Exhibits.

(a)	(1)	Amendments to Code of Ethics — Not applicable.

(a)	(2)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)	(3)	Not applicable.

(b)		Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 17, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 17, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 17, 2009